UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CDT EQUITY INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(a)(1) and 0-11.

4851 Tamiami Trail North, Suite 200

Naples, FL 34103

(646) 491 9132

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, AUGUST 28, 2026

To our stockholders:

The 2026 virtual annual meeting of stockholders (the “2026 Annual Meeting”) of CDT Equity Inc., a Delaware corporation, will be held on Friday, August 28, 2026, at 10:00 a.m., Eastern Time, for the following purposes:

1.	to elect five nominees to serve as directors, each for a one-year term expiring at our next annual meeting of stockholders and until each such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2);

3.

to approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of our common stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments (Proposal No. 3);

4.	to approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain senior secured convertible note and common stock purchase warrant issued to J.J. Astor & Co. (Proposal No. 4);

5.	to approve the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635 (Proposal No. 5);

6.	to approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and 5 (Proposal No. 6); and

7.	to transact such other matters as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on August 3, 2026, the record date, are entitled to notice of and to vote at the 2026 Annual Meeting.

The 2026 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2026 Annual Meeting at https://www.cstproxy.com/cdtequity/am2026. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you plan to participate virtually in the 2026 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by following the instructions on the document that has been mailed to you, or, if you received a paper copy of the proxy materials, signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting during the 2026 Annual Meeting. If you vote during the 2026 Annual Meeting pursuant to the voting instructions below, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Dr. Andrew Regan
Dr. Andrew Regan
Chief Executive Officer
London, United Kingdom
August 10, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2026

This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available online at: https://www.cstproxy.com/cdtequity/am2026

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7
DIRECTORS’ NOMINATION	10
DIRECTORS’ COMPENSATION	11
CORPORATE GOVERNANCE	13
EXECUTIVE COMPENSATION	17
EQUITY COMPENSATION PLAN INFORMATION	20
TRANSACTIONS WITH RELATED PERSONS	21
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
PROPOSAL NO. 3 – APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-500, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS	31
PROPOSAL NO. 4 – TO APPROVE THE issuance of shares of common stock, for purposes of Nasdaq Listing Rules 5635, pursuant to that certain senior secured convertible note AND COMMON STOCK PURCHASE WARRANT issued to J.J. Astor & Co.	41
PROPOSAL NO. 5 - to approve the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635	43
PROPOSAL NO. 6 – APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2, 3, 4, AND 5.	45
DELINQUENT SECTION 16(a) REPORTS	46
ANNUAL REPORT TO STOCKHOLDERS	46
STOCKHOLDER PROPOSALS	46
OTHER MATTERS	47

i

4581 Tamiami Trail North, Suite 200

Naples, FL 34103

(646) 491-9132

PROXY STATEMENT

CDT Equity Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on August 3, 2026 (the “Record Date”) in connection with our solicitation of proxies for use at the virtual annual meeting of stockholders to be held on Friday, August 28, 2026 at 10:00 a.m., Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “2026 Annual Meeting” or “Annual Meeting”).

The 2026 Annual Meeting will be a completely “virtual” meeting of stockholders. You will be able to listen and participate in the virtual annual meeting as well as vote and submit your questions during the live webcast of the meeting by registering in advance of the 2026 Annual Meeting at https://www.cstproxy.com/cdtequity/am2026. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

References in this proxy statement to the “Company,” “we,” “us,” “our” and similar terms mean CDT Equity Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by you at any time before it is voted at the 2026 Annual Meeting, as described below.

We intend to mail this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about August 12, 2026 to all stockholders of record entitled to notice of and to vote at the Annual Meeting.

Our principal executive offices are located at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103, and our telephone number is (646) 491-9132.

The Company has previously effected a number of reverse stock splits (collectively the “Reverse Stock Splits”). All references to numbers of shares of common stock and per-share information in this Proxy Statement have been adjusted retroactively, as appropriate, to reflect the Reverse Stock Splits, unless otherwise noted or the context suggests otherwise.

Who May Vote

Only holders of our common stock, par value $0.0001, (the “Common Stock”) outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2026 Annual Meeting. As of the Record Date, there were 786,716 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2026 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

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Voting Requirements and Quorum

At least one-third of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the 2026 Annual Meeting, deemed to be virtually present at the meeting or represented by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner exercises its discretionary authority on one or more “routine matters” but does not vote on a given “non-routine” proposal because, with respect to such proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares. The vote requirement for each matter is as follows:

●	Proposal No. 1 (Election of Directors) - Directors are elected by a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most “FOR” votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 2 (Ratification of the appointment of Carr, Riggs & Ingram, L.L.C. (“CRI”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026) - The ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the approval by a majority of the votes cast on the proposal. Brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 2. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 3 (Approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this proposal is considered “routine,” brokers will have discretionary authority to vote and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 3. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 4 (Approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rules 5635, pursuant to that certain senior secured convertible note and common stock purchase warrant issued to J.J. Astor & Co.) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 5 (Approval of the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 6 (Approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and 5) – Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

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Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. Proposal No. 2, Proposal No. 3, and Proposal No. 6 are the only routine matters being considered at the 2026 Annual Meeting. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2, Proposal No. 3, and Proposal No. 6 in the absence of your instruction.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election (Proposal No. 1), “FOR” the ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2), “FOR” approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments (Proposal No. 3), “FOR” approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain senior secured convertible note and common stock purchase warrant issued to J.J. Astor & Co.) (Proposal No. 4), “FOR” the approval of the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635 (Proposal No. 5), and “FOR” the approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and 5 (Proposal No. 6).

General Information

Our Board has made these materials available to you over the Internet, or has delivered printed versions of these materials to you by mail, in connection with our Board’s solicitation of proxies for use at the virtual-only Annual Meeting. The 2026 Annual Meeting is scheduled to be held on Friday, August 28, 2026, at 10:00 a.m., Eastern Time. To attend the 2026 Annual Meeting, stockholders must register in advance online by visiting https://www.cstproxy.com/cdtequity/am2026. This solicitation is for proxies for use at the 2026 Annual Meeting or at any reconvened meeting after any adjournment or postponement thereof.

Our Website

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the Securities and Exchange Commission (“SEC”). Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

3

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2026 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2026 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election (Proposal No. 1), “FOR” the ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2), “FOR” approval of one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments (Proposal No. 3), “FOR” approval of the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rules 5635, pursuant to that certain senior secured convertible note and common stock purchase warrant issued to J.J. Astor & Co. (Proposal No. 4), “FOR” the approval of the issuance of up to an aggregate of 12,131,770 shares of Common Stock issuable upon exercise of certain pre-funded warrants to purchase the Company’s Common Stock, in accordance with Nasdaq Listing Rule 5635 (Proposal No. 5), and “FOR” the approval of the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, and 5 (Proposal No. 6).

Voting at the 2026 Annual Meeting

The 2026 Annual Meeting will be held entirely online, and you will not be able to physically attend the virtual meeting. Stockholders may attend and participate in the 2026 Annual Meeting by registering in advance of the 2026 Annual Meeting at https://www.cstproxy.com/cdtequity/am2026.

Shares held in your name as the stockholder of record may be voted electronically during the 2026 Annual Meeting. Shares held in street name, for which you are the beneficial owner but not the stockholder of record, also may be voted electronically during the 2026 Annual Meeting so long as you obtain a legal proxy from your bank, broker or other nominee and follow the procedures described below.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2026 Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote at the virtual 2026 Annual Meeting, you must, in addition to registering in advance at https://www.cstproxy.com/cdtequity/am2026, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the 2026 Annual Meeting. After obtaining a valid legal proxy and completing the proxy card indicating your voting instructions, you must submit proof of your legal proxy, along with your proxy card, as attachments via email to proxy@continentalstock.com in order to vote during the 2026 Annual Meeting.

Even if you plan to participate in the 2026 Annual Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to participate in the 2026 Annual Meeting.

Voting Without Participating in the 2026 Annual Meeting

To submit a proxy to vote your shares without participating in the 2026 Annual Meeting, please follow the instructions provided with your proxy materials. If you request printed copies of the proxy materials by mail, you may also submit a proxy to vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to participate in the 2026 Annual Meeting.

4

How to Participate in the 2026 Annual Meeting

You are entitled to participate in the 2026 Annual Meeting only if you were a stockholder of record as of the Record Date or hold a valid proxy for the 2026 Annual Meeting.

If you do not comply with the procedures outlined above under “Voting at the 2026 Annual Meeting”, you will not be admitted to the 2026 Annual Meeting. We recommend that you log in at least 15 minutes before the 2026 Annual Meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the 2026 Annual Meeting during the check-in or meeting time, please call (917) 262-2373.

If we experience technical difficulties during the meeting (such as a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later date (if the technical difficulty is prolonged). In any such situation, we will promptly notify stockholders of the decision via the meeting website.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting a new proxy with a later date via the Internet before 11:59 p.m., Eastern Time, on August 27, 2026, or by mail delivered to us prior to the 2026 Annual Meeting or (ii) by notifying our Secretary before the 2026 Annual Meeting by mail delivered to us at our executive offices. If you participate in the virtual-only 2026 Annual Meeting and vote during the meeting in the virtual platform, any previously submitted proxy or voting instructions will be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers, and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please follow the directions on the document that has been mailed to you, for each account. You should vote all of your shares of Common Stock.

5

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, or direct a written request to CDT Equity Inc., 581 Tamiami Trail North, Suite 200, Naples, Florida, 34103, attention: Secretary. A separate copy of the proxy materials or our Annual Report on Form 10-K for the year ending December 31, 2025 will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

For Assistance with Technical Difficulties at the 2026 Annual Meeting

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (917) 262-2373.

6

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Second Amended and Restated Certificate of Incorporation, as in effect to date (the “Certificate of Incorporation”) and our Amended and Restated Bylaws, as in effect to date (the “Bylaws”), each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current Board, fixed at five directors, recommends that the stockholders elect all five of our director nominees at the 2026 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The five nominees who are standing for election to our Board at the 2026 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for election at the 2026 Annual Meeting: Andrew Regan, Ulrik Olsen, James Bligh, Chele Chiavacci Farley and Simon Fry.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Andrew Regan, Ulrik Olsen, James Bligh, Chele Chiavacci Farley and Simon Fry.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age, and position of each nominee, as of the Record Date.

Nominee Name	Age	Director Since	Position with Our Company
Andrew Regan	60	2023	Chief Executive Officer and Director
Ulrik Olsen	50	2026	Director
James Bligh	39	2023	Chief Financial Officer and Director
Chele Chiavacci Farley	59	2023	Chairperson of the Board
Simon Fry	66	2024	Director

Nominees for Election as Directors

Andrew Regan. Dr. Regan is a British born polar explorer and entrepreneur. He has served as a member of our board of directors since September 2023. He was a co-founder of Conduit Pharmaceuticals Limited and has served as a board member of Old Conduit since 2019. Dr. Regan also founded Corvus Capital Limited and has been its Chief Executive Officer since 2008. Corvus Capital is an investment vehicle that was previously listed on the London Stock Exchange prior to being taken private in 2008. Corvus Capital continues to invest in a number of industries and sectors. Dr. Regan also has experience as an investor in a number of public and private companies, including ASOS.com Ltd, a global online fashion and beauty retailer, Virtual Internet, an IT services company that specializes in hosting infrastructure such as VMWare cloud hosting and Managed and Dedicated Servers, and Imperial Energy Corporation plc, an upstream oil and gas exploration and production company. Prior to that, Dr. Regan was the Chief Executive Officer of Hobson Plc, which was listed on the London Stock Exchange, until its sale in 1996 through a cash takeover. Dr. Regan has a strong interest in the use of bio-inspired science to create solutions for present day problems. In 2014, he was awarded a PhD from Oxford Brookes University for his research in writing and developing a bio-inspired algorithm for forecasting the financial markets. He is passionate about the polar regions and is an accomplished polar explorer having led a number of expeditions to both the Arctic and Antarctica. Dr. Regan was selected to serve on our board of directors following the Business Combination based on his knowledge of Old Conduit and his extensive experience in investing, financing, overseeing and developing companies.

7

Ulrik Olsen. Mr. Olsen is based in New Zealand, the principal place of business of Sarborg Limited, in which the Company holds a 20% equity stake. He was appointed to our Board in April 2026. He is an experienced executive in the commercial property industry with expertise in all aspects of strategic growth, client and project management, and marketing strategies. Mr. Olsen has been a director of Scarborough Group Limited, a New Zealand-based property investment and development company since 2017. In this role, Mr. Olsen has been actively involved in the strategic direction, acquisition, development, leasing, and management of the group’s commercial and industrial property portfolio. Concomitantly, Mr. Olsen has held a role as managing director of OB Energy since 2018. From 2015 to 2017, Mr. Olsen served as the Chief Operating Officer of Gull New Zealand in which he has held various roles since 1999.

James Bligh. Mr. Bligh has served as a member of our Board since September 2023, and also currently serves as our Chief Financial Officer. He was a co-founder of Conduit Pharmaceuticals Limited in 2019 and has served as a member of its board of directors since its inception. From 2008 to 2019, Mr. Bligh worked closely with investment vehicle Corvus Capital Limited, including as a Partner, where he led a number of reverse takeover transactions, stock market listings, initial public offerings, secondary fundraisings, and merger transactions. Mr. Bligh’s prior transaction experience includes advising several special purpose acquisition vehicles in listing on the London Stock Exchange, including the listing of Bermele Plc, a special purpose acquisition vehicle, and the subsequent acquisition of Bermele by East Imperial Pte. Ltd., a global purveyor of ultra-premium beverages, in June 2019; the listing of Leverett Plc, which subsequently acquired Nuformix Plc, a pharmaceutical development company targeting unmet medical needs in fibrosis and oncology via drug repurposing; and Cizzle Biotechnology Holdings PLC, a UK-based diagnostics developer. Jamie previously served as a director of Bermele Plc from June 2021 through February 2022; Mertz Plc from January 2021 through March 2022; and East Imperial Pte. Ltd. from September 2017 through April 2018. Jamie graduated from the University of Bristol with a BSc in Economics & Finance. Mr. Bligh was selected to serve on our Board following the Business Combination based on his past experience with business development, capital raising, financings, public offerings and other strategic transactions, including mergers and acquisitions.

Chele Chiavacci Farley. Ms. Chiavacci Farley has served on our Board since the closing of our initial public offering and as our chairperson of the Board since April 2026. She currently serves as a partner and managing director of Mistral Capital International (“Mistral”), a private equity firm, that she has been a part of since 1995. In her role as Partner and Managing Director of Mistral, Ms. Chiavacci Farley originates, evaluates and executes equity investment opportunities, creates and implements deal and financial structures, negotiates with banks for credit facilities, and oversees management. Ms. Chiavacci Farley is the President and a member of the Board of Directors and Management Committee of Palmilla San Jose Inmobiliaria, the Master Developer of the luxury Palmilla resort development in Cabo San Lucas, Mexico. Prior to Mistral, Ms. Chiavacci Farley was Vice President of Tricap International from 1994 to 1995. From 1992 to 1994, Ms. Chiavacci Farley was an Associate at UBS Capital Corporation, and analyzed and evaluated principal investment and financing opportunities for the firm’s internal $1 billion fund. Ms. Chiavacci Farley began her career as a Financial Analyst in the Global Finance department - Energy and Telecom Group of Goldman, Sachs & Co. Ms. Chiavacci Farley has also had an active political career. In 2020, Ms. Chiavacci Farley ran for election to the U.S. House of Representatives to represent New York’s 18th Congressional district. In 2018, Ms. Chiavacci Farley ran for election to the U.S. Senate to represent New York. Ms. Chiavacci Farley graduated from Stanford University with a B.S. and M.S. in Industrial Engineering. She is a member of YPO - Young Presidents’ Organization. Ms. Chiavacci Farley was selected to serve on our Board following the Business Combination based on her past experience with business development, capital raising, financings, and banking.

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Simon Fry. Mr. Fry has served as a member of our Board since November 2024. Mr. Fry has over 30 years’ experience in investment banking having held senior executive positions at various top-tier institutions, such as Nomura and Credit Suisse First Boston. In 2003, Mr. Fry was appointed as Chief Executive Officer at Crosby Asset Management. He previously worked at Nomura, where he was Managing Director and European Board member, as well as a member of the risk committee and credit committee. During his time at Nomura, Mr. Fry initiated and built the company’s Asset Investment Group, whose focus was to create specific product and strategy groups within it to invest in mis-priced and undervalued credit and equity exposures. During this period, Mr. Fry was also responsible for building Nomura’s highly regarded International Markets Division, which was responsible for all the European capital market activity in equity, fixed income and derivatives including primary origination. Prior to this, Mr. Fry spent 14 years at Credit Suisse First Boston (CSFB) trading a variety of securities including both fixed income and equities. From 1990, Mr. Fry developed CSFB’s Asset Trading Group, and as Managing Director built a team that generated significant returns over a number of years for CSFB. Mr. Fry is based in Newport Beach, California and has been an investment advisor for E3 Fund SP, a Cayman based investment fund, for over a decade. Mr. Fry has no control, ownership, or discretion of any of the funds’ investments and works for a nominal fixed annual fee to introduce and negotiate on the funds’ behalf various investment opportunities. His expertise in capital markets and strategic asset management is expected to contribute to the Company’s growth goals as the company pursues development-ready assets and aims to enhance shareholder value.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon such that the nominees receiving the most “FOR” votes in favor of their election will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal.

Recommendation

Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

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DIRECTORS’ NOMINATION

The Nominating and Corporate Governance Committee assists the Board with its oversight of and identification of individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selects, or recommends that the Board selects, director nominees; develops and recommends to the Board a set of corporate governance guidelines; oversees the evaluation of the Board; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of three members: Ms. Chiavacci Farley (chairperson), Mr. Fry, and Mr. Olsen. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and Securities and Exchange Commission (“SEC”) rules and regulations.

Criteria for Board Membership. Although there are no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications that the Board may deem appropriate:

●	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

●	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication, and intelligence; and

●	any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Our Board generally considers a broad range of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Recommendations & Nominees. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Such recommendations should be made in accordance with the Company’s procedures for nomination of directors by stockholders, as described in the Company’s Bylaws. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Please refer to the section titled “Stockholder Proposals” for further information regarding how our stockholders may nominate directors.

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DIRECTORS’ COMPENSATION

We adopted a compensation program for our board of directors, which became effective upon completion of the Business Combination, and was amended on September 15, 2025. Under the compensation program, the non-employee directors will receive the following annual cash retainers for their service on the board of directors and its committees:

●	$100,000 for each non-employee director;

●	$25,000 for service as chairperson of each committee; and

●	$12,500 for service as a member of each committee.

A non-employee director who is serving on the Board as of the date of any annual meeting after the effective date of the program, and who will continue to serve as a non-employee director immediately following such meeting, will automatically be granted on the date of such annual meeting a stock option to purchase 15,000 shares of our Common Stock, which amount is pro-rated for new directors to reflect their service since the last annual meeting (the “Annual Award”). Each Annual Award will vest and become exercisable on the earlier of (i) the first anniversary of the date of grant, or (ii) the date immediately prior to the next annual meeting of the Company’s stockholders following the date of grant, subject to the non-employee director continuing in service on the Board through such vesting date.

Board members who are also employees of the Company, such as Dr. Regan and Mr. Bligh, are not eligible to participate in the non-employee director compensation program described above and did not receive any compensation for service on the board of directors.

Our 2023 Stock Incentive Plan, as amended, provides that the sum of the grant date fair value of all equity-based awards and the maximum amount of cash that may become payable to any individual for services as a non-employee director during any calendar year may not exceed $750,000, increased to $1,000,000 in the calendar year of a non-employee director’s initial service as a non-employee director. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

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Total Director Compensation

The following table sets forth the compensation we paid to our non-employee directors during fiscal 2025:

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($) (2)	All Other Compensation	TOTAL ($)

James Bligh	$-	$-	$-	$-	$-
Faith L. Charles(3)	$30,000	$136,738	$-	$-	$166,738
Chele Chiavacci Farley	$55,375	$88,121	$28,350	$-	$171,846
Freda Lewis-Hall	$61,750	$100,871	$28,350	$-	$190,971
Simon Fry	$54,500	$84,371	$28,350	$-	$167,221
Andrew Regan	$-	$-	$-	$-	$-

(1)	Dr. Lewis-Hall elected to receive $40,250 of her cash fees in the form of fully vested shares, Ms. Chiavacci Farley elected to receive $27,500 of her cash fees in the form of fully vested shares, Mr. Fry elected to receive $23,750 of his cash fees in the form of fully vested shares, and Ms. Charles elected to receive $36,750 of her cash fees in the form of fully vested shares.
(2)	Reflects the grant date fair value of fully vested stock awards granted to each of Mr. Fry, Ms. Farley and Ms. Lewis-Hall in 2025 computed in accordance with FASB ASC Topic 718. See Note 11 to the consolidated financial statements included in our Annual Report for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718.
(3)	On April 16, 2025, Ms. Charles announced her resignation, due to personal reasons, as a member of the Board of Directors of the Company and from all committees on which she served, effective as of April 16, 2025. Ms. Charles’s resignation was not due to any disagreement with management or the Company’s operations, policies or practices.

As of December 31, 2025, our non-employee directors held the following stock options (the option shares reported below have been adjusted to reflect the 1-for-25 reverse stock split on March 26, 2026 and the 1-for-10 reverse stock split on July 17, 2026):

	OPTION AWARDS
NAME	OPTION OR STOCK AWARD GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Faith L. Charles	12/18/2024	(1)	1	1	$210,000	12/18/2034
	12/1/2023	(1)	1	1	$16,530,000	11/30/2033
Chele Chiavacci Farley	08/05/2025	(2)	7	-	$3,780	08/05/2035
	12/18/2024	(1)	1	1	$210,000	12/18/2034
	12/1/2023	(1)	1	1	$16,530,000	11/30/2033
Freda Lewis-Hall	08/05/2025	(2)	7	-	$3,780	08/05/2035
	12/18/2024	(1)	1	1	$210,000	12/18/2034
	12/1/2023	(1)	1	1	$16,530,000	11/30/2033
Simon Fry	08/05/2025	(2)	7	-	$3,780	08/05/2035
	12/18/2024	(1)	1	1	$210,000	12/18/2034

(1)	The stock option vests as to 1/3 of the underlying shares on each of the first three anniversaries of the vesting commencement date.
(2)	The stock options vests 100% of the underlying shares on the vesting commencement date.

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CORPORATE GOVERNANCE

Director Independence

Under the Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board affirmatively determined that Ms. Chiavacci Farley, Mr. Olsen, and Mr. Fry are independent directors within the meaning of the applicable Nasdaq listing standards. Dr. Freda Lewis-Hall who served on our Board during fiscal year 2025 until her resignation on April 2026 was also determined to be independent under Nasdaq listing standards. Our Board is currently fixed at five members, consisting of a majority of independent members and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors under the applicable Nasdaq listing standards.

Meetings and Attendance

Our Board held five virtual or in-person meetings during fiscal year 2025. Each current director who served on the Board during fiscal year 2025 attended 100% of the total number of meetings held during fiscal year 2025 by our Board and committees of our Board of which such director was a member (during the period that the director served). We do not have a policy requiring our directors to attend our annual meetings of stockholders.

Board Leadership Structure and Role in Risk Oversight

The Board is responsible for the control and direction of the Company. We separate the positions of Chairperson of the Board and Chief Executive Officer of the Company. Ms. Chiavacci Farley serves as the Chairperson of the Board and Dr. Regan serves as the Chief Executive Officer of the Company and as a member of the Board. The Board believes that this structure serves us well by maintaining a link between management, through Dr. Regan’s membership on the Board, and the non-executive directors led by Ms. Chiavacci Farley in her role as a non-executive Chairperson.

While our executive officers are responsible for the day-to-day management of the material risks we face, one of the key functions of our Board is to conduct informed oversight of our risk management process. The Board does not anticipate having a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board will be responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss the Company’s major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements. The Nominating and Corporate Governance Committee oversees the management of risks associated with director independence, composition and organization of our Board, director succession planning, and our corporate governance practices. The committee members regularly report to the full Board on material developments in their areas of oversight. We believe that, given the small size of our Board and establishment of separate Audit, Compensation, and Nominating and Corporate Governance Committees, our present Board structure is in the best interest of us and our stockholders.

Insider Trading Policy

The use of material non-public information in securities transactions or the communication of such information to others who use it in securities trading (“Tipping”) violates the federal securities laws. Such violations are likely to result in harsh consequences for the individuals involved including exposure to investigations by the SEC, criminal and civil prosecution, disgorgement of any profits realized, or losses avoided through use of the non-public information and penalties equal to three times such profits or losses. Further, insider trading violations expose the Company, its management, and other personnel acting in supervisory capacities to potential civil liabilities and penalties for the actions of employees under their control who engage in Insider Trading violations.

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Our Insider Trading Policy (the “Insider Trading Policy”) prohibits our executive officers, the non-employee members of our Board and certain other employees from engaging in the following transactions:

●	selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);

●	passing material nonpublic information on to others or recommending that another engage in transactions in any securities that they have information on;

●	buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;

●	using our securities as collateral in a margin account; and

●	pledging our securities as collateral for a loan (or modifying an existing pledge).

While the Company has not adopted a formal policy governing transactions by the Company in its securities, the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

Hedging or Pledging of Company Stock

Our Company maintains an Insider Trading Policy prohibiting executive officers, the non-employee members of our Board and certain other employees from engaging in hedging or pledging transactions involving Company securities or holding Company securities in a margin account.

Please see “Transactions with Related Persons - Transactions with Corvus Capital Limited” for more information.

Communications with Directors

Communications addressed to the Board will be reviewed by one or more of our executive officers, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications).

Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board, and mailing the correspondence to our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.

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Committees of the Board of Directors

The board of directors has formed the committees described below. Each of the committees operates pursuant to a written charter adopted by the committee or our board of directors. Each charter sets forth the committee’s specific functions and responsibilities. The board of directors may from time to time establish other committees.

Audit Committee

The Audit Committee assists the board of directors with its oversight of the integrity of the financial statements; the compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of the financial risk assessment and risk management. Among other things, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of disclosure controls and procedures. The Audit Committee also discusses with management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope, and timing of the annual audit of the financial statements, and the results of the audit, quarterly reviews of the financial statements and, as appropriate, initiates inquiries into certain aspects of the financial affairs.

The Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm. The Audit Committee has sole authority to approve the hiring and discharging of the independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. The Audit Committee reviews and oversees all related party transactions in accordance with policies and procedures.

The Audit Committee is comprised of three members: Mr. Fry (Chairperson), Ms. Farley, and Mr. Olsen. Each member of the Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and each member is financially literate. In addition, the board of directors has determined that each of Ms. Farley and Mr. Fry is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act.

Compensation Committee

The Compensation Committee assists the board of directors with its oversight of the forms and amount of compensation for executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of equity and non-equity incentive plans for employees and other service providers and certain other matters related to compensation programs. The Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluates the performance of other executive officers (including officers reporting under Section 16 of the Exchange Act).

The Compensation Committee has the authority to take any actions it considers appropriate to fulfill the above duties and responsibilities, including, without limitation, the authority to retain and obtain the advice of such outside counsel, experts, and other advisors as it determines appropriate to assist it in the performance of its functions, including, without limitation, sole authority to retain and terminate one or more compensation consulting firms, and to approve the fees and other retention terms for any such firm that is retained by it. The Compensation Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K. In retaining or seeking advice from compensation consultants, outside counsel, and other advisors, the Compensation Committee must take into consideration the factors specified in Nasdaq Listing Rule 5605(d)(3)(D). The Compensation Committee may retain, or receive advice from, any compensation advisor they prefer, including ones that are not independent, after considering the specified factors.

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To the extent permitted by law or regulation, the Compensation Committee may delegate authority to one or more members of the Compensation Committee or to one or more executives of the Company, and may form and delegate authority to one or more subcommittees and to one or more committees of executives of the Company, except that the Compensation Committee may not delegate authority to approve compensation for the Company’s CEO or its other Section 16 officers to any person or committee (other than to a subcommittee consisting exclusively of at least two members of the Committee).

The Compensation Committee is comprised of three members: Mr. Fry (chairperson), Mr. Farley, and Mr. Olsen. The composition of the Compensation Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee assists the board of directors with its oversight of and identification of individuals qualified to become members of the board of directors, consistent with criteria approved by the board of directors, and selects, or recommends that the board of directors selects, director nominees; develops and recommends to the board of directors a set of corporate governance guidelines; oversees the evaluation of the board of directors; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of three members: Ms. Farley (Chairperson), Mr. Fry, and Mr. Olsen. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations.

Code of Conduct

We adopted a written Code of Conduct applicable to all of our directors, officers, and employees, which is available on the Company’s website at http://www.cdtequity.com. Our Internet website address is provided as an inactive textual reference only. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of property and information, and compliance with legal and regulatory requirements. The Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct on its corporate website.

Family Relationships

There are no family relationships among our directors and executive officers.

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EXECUTIVE COMPENSATION

Fiscal 2025 Summary Compensation Table

The following table summarizes the compensation earned by or paid to our principal executive officer, our former principal executive officer, and our principal financial officer, who constitute all of our executive officers for fiscal 2025 and fiscal 2024. We have no defined benefit or actuarial pension plan, and no deferred compensation plan.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY (1) ($)	Bonus (2) ($)	STOCK AWARDS (3) ($)	OPTION AWARDS (4) ($)	NONEQUITY INCENTIVE PLAN COMPENSATIONS ($)	ALL OTHER COMPENSATION (5)	TOTAL ($)
Andrew Regan(6)	2025	$-	$400,110	$768,686	$-	$-	$7,000,000	$8,168,796
David Tapolczay	2025	$391,506	$127,000	$-	$-	$-	$-	$518,506
Former Chief Executive Officer and Director and Current Head of Licensing & Strategy	2024	$558,578		$-	$58,800	$-	$-	$617,378
James Bligh,	2025	$528,000	$345,840	$577,082	$-	$-	$-	$1,450,922
Chief Financial Officer	2024	$438,060	-	$105,852	$-	$132,300	$16,732	$692,944

(1)	Salaries converted from British Pounds to US Dollars based on the following exchange rate in effect as of December 31, 2025: 1.35.

(2)	Reflects a sign-on bonus of £100,000 for Dr. Tapolczay upon his appointment as Head of Licensing & Strategy. Reflects bonuses of £160,000 and £102,000 awarded to James Bligh for the years ended December 31, 2025 and 2024, respectively; the 2025 bonus was accrued and paid within 2025, while the 2024 bonus was accrued in 2024 and paid during 2025. Reflects a one-time bonus of $0.4 million to Andrew Regan in lieu of a salary.

(3)	Reflects the grant date fair value of fully vested stock awards granted to each of Dr. Regan and Mr. Bligh in 2025 computed in accordance with FASB ASC Topic 718. See Note 11 to the consolidated financial statements included in this Annual Report for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718.

(4)	Reflects the grant date fair value of stock option awards for the applicable year computed in accordance with FASB ASC Topic 718. See Note 11 to the consolidated financial statements included in this Annual Report for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FASB ASC Topic 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(5)	The amounts shown for 2024 represent 401(k) matching contributions of $16,732 for Mr. Bligh and compensation expense of $7.0 million to Andrew Regan in connection with the transfer of CPL to Corvus.

(6)	Dr. Regan was appointed as the Chief Executive Officer of the Company on April 15, 2025.

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Compensation Adjustments for 2025

Annual Base Salaries

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Compensation Committee and the board of directors on a competitive basis each year to align with market levels.

Equity Awards

The Compensation Committee believes that a competitive long-term incentive program is an important component of the compensation of our named executive officers because it: (i) enhances the retentive value of our compensation; (ii) rewards executives for increasing our stock price and developing long-term value; and (iii) provides executives with an opportunity for stock ownership to align their interests with those of our stockholders.

In September 2025, the board of directors, conducted a review of the long-term incentive opportunities for our named executive officers. Based on a review of each executive’s individual performance, having not provided a cash bonus to Mr. Bligh in two years, having not provided a salary or bonus to Dr. Regan for his services, and the applicable market data, the board of directors approved the following stock grants: (i) Dr. Regan received a fully vested stock award of 560 shares, and (ii) Mr. Bligh received a fully vested stock award of 240 shares. These grant levels have been adjusted to reflect the 1-for-25 reverse stock split on March 26, 2025 and the 1-for-10 reverse stock split on July 17, 2026.

Employment Agreements

Dr. Tapolczay

On September 22, 2023, we entered into an employment agreement (the “Tapolczay Employment Agreement”) with Dr. Tapolczay, pursuant to which he serves as our Chief Executive Officer of and a member of our board of directors.

Under the Tapolczay Employment Agreement, Dr. Tapolczay was entitled to (i) an annual base salary of $550,000 increased to $566,500 effective November 1, 2024, and (ii) a target annual bonus opportunity equal to 50% of his base salary, payable based on the achievement of performance objectives as determined by our board of directors. In addition, the Tapolczay Employment Agreement provides that Dr. Tapolczay was entitled to receive a sign-on stock option award to purchase 0.40% of the shares of our Common Stock pursuant to the terms of the 2023 Stock Incentive Plan, which shall vest in equal annual installments over four years. The Tapolczay Employment Agreement provided for severance benefits if he incurred certain terminations of employment.

On April 12, 2025, Dr. Tapolczay notified the Board of the Company of his resignation from both the Board and his position as Chief Executive Officer effective immediately. The Tapolczay Employment Agreement was terminated and he was not entitled to receive any severance benefits under that agreement. However, Conduit UK Management LTD, a wholly owned subsidiary of the Company, entered into an Employment Agreement (the “Conduit UK Tapolczay Employment Agreement”) with Dr. Tapolczay pursuant to which Dr. Tapolczay provides strategic advisory services as Head of Licensing & Strategy, reporting to the Chief Executive Officer. In exchange for Dr. Tapolczay’s services, he received a sign-on bonus of £100,000 and an annual base salary of £240,000. Consistent with the terms of the Company’s 2023 Stock Incentive Plan, as amended, and subject to Dr. Tapolczay’s continued service pursuant to his Conduit UK Tapolczay Employment Agreement, his outstanding equity awards he has previously received will remain outstanding and continue to vest based on the vesting dates thereof. Dr. Tapolczay will provide the Company with a release of claims and will be subject to certain non-competition, non-solicitation, non-disparagement, and confidentiality covenants.

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James Bligh

On November 15, 2024, Conduit Pharmaceuticals Limited and Conduit UK Management LTD., wholly-owned subsidiaries of the Company, entered into an amended and restated employment agreement (the “Bligh Employment Agreement”) with James Bligh, pursuant to which Mr. Bligh will continue to be employed by Conduit UK Management LTD. and continue to serve as the Chief Financial Officer and Senior Vice President - Strategy of the Company. Under the Bligh Employment Agreement, Mr. Bligh will receive an annual base salary of £400,000 (approximately $500k), and will be entitled to a discretionary cash bonus of up to 40% of his base salary, subject to the achievement of certain milestones that may be established by the Board of Directors or a committee thereof, from time to time. Mr. Bligh is also entitled to reimbursement for reasonable out-of-pocket expenses incurred by him in the performance of his duties, subject to the terms of any expenses policy the Company may have.

The Bligh Employment Agreement requires at least six months’ advanced written notice for Mr. Bligh or Conduit UK Management LTD. to terminate Mr. Bligh’s employment, except in the case of a summary dismissal (as described in the Bligh Employment Agreement). However, Conduit UK Management LTD. may, at its sole discretion and by written notice, terminate Mr. Bligh’s employment immediately and provide compensation to Mr. Bligh for the unexpired portion of such notice period. The Bligh Employment Agreement replaces and supersedes the prior employment agreement between Conduit Pharmaceuticals Limited and Mr. Bligh.

Effective August 4, 2025, James Bligh was appointed as the permanent Chief Financial Officer of the Company and remains a member of the Company’s board of directors.

Andrew Regan

On April 15, 2025, the Company appointed Andrew Regan as Chief Executive Officer, effective immediately (the “Appointment”). As a result of the Appointment, Dr. Regan will serve as Chief Executive Officer of the Company and will continue to serve as a director on the Board. Dr. Regan has not entered into any compensation plans and will continue to waive all salary in connection with his service as Chief Executive Officer, and will be entitled to reimbursement of expenses incurred in connection with his role as Chief Executive Officer, although the Board may assess this determination from time to time, resulting in the grant of one-time bonuses to Dr. Regan.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes all of the outstanding equity-based awards held by our named executive officers as of December 31, 2025, the end of our fiscal year. The option shares reported below have been adjusted to reflect the 1-for-25 reverse stock split on March 26, 2026 and the 1-for-10 reverse stock split on July 17, 2026.

	OPTION AWARDS
NAME	OPTION OR STOCK AWARD GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
David Tapolczay	11/18/2024	(2)	1	1	$270,600	11/17/2034
	12/1/2023	(1)	1	1	$16,530,000	11/30/2033
James Bligh	11/18/2024	(2)	1	1	$270,600	11/17/2034
	12/01/2023	(1)	1	1	$16,530,000	11/30/2033
Jo Holland	11/18/2024	(2)	1	1	$270,600	11/17/2034
	12/01/2023	(1)	1	1	$16,530,000	11/30/2033

(1)	The stock option vests as to 1/4 of the underlying shares on each of the first four anniversaries of the vesting commencement date
(2)	The stock options vests 50% of the grant date and 50% in three equal annual installments thereafter

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant date or for the purpose of affecting the value of executive compensation.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the securities authorized for issuance under our equity compensation plans as of December 31, 2025. The table reported below have been adjusted to reflect the 1-for-25 reverse stock split on March 26, 2026 and the 1-for-10 reverse stock split on July 17, 2026.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2023 Plan	24	$424,800	121

Equity compensation plans not approved by security holders	-	-	-
Total	24	$424,800	121

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TRANSACTIONS WITH RELATED PERSONS

Our Board adopted a policy, at the closing of the Business Combination, with respect to the review, approval, and ratification of related party transactions. Under the policy, the Audit Committee of the Board is responsible for reviewing and approving related party transactions. In the course of its review and approval of related party transactions, the Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires the Audit Committee to consider, among other factors it deems appropriate:

●	whether the transaction was undertaken in the ordinary course of business of the Company;
●	whether the related party transaction was initiated by the Company, a subsidiary, or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to the Company of, the related party transaction;
●	if the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction;
●	whether the related party transaction would impair the independence of an otherwise independent director; and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its stockholders.

In addition to the compensation arrangements with directors and executive officers described herein, the following is a description of each transaction since January 1, 2024, and each currently proposed transaction, in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers, or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Transactions with Corvus Capital Limited

Corvus Capital Limited (“Corvus”) is a significant investor in the Company through subscribing to 1 common share prior to the closing of the Merger on September 22, 2023. Shares held by Corvus on the closing date of the Merger were exchanged for shares of the Company’s Common Stock. The Chief Executive Officer and principal owner of Corvus, Dr. Andrew Regan, is a member of the Board and was appointed as the Chief Executive Officer of the Company on April 15, 2025. Dr. Regan has not entered into any compensation plans and will continue to waive all compensation fees in connection with his service as Chief Executive Officer of the Company and is entitled to reimbursement of expenses incurred in connection with his role as Chief Executive Officer.

For the years ended December 31, 2025 and 2024, the Company incurred director travel expenses payable to Dr. Regan of approximately $0.4 million and $0.4 million, respectively. Director fees were discontinued effective upon the closing of the Merger, and no director’s fees were payable as of December 31, 2025 or 2024.

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In September 2023, concurrently with the completion of the Merger, pursuant to the PIPE Subscription Agreement (the “PIPE Subscription Agreement “) for an aggregate purchase price of $20.0 million, the Company issued an aggregate of 1 share of the Company’s Common Stock and PIPE Warrants (the “PIPE Warrants”) to purchase 1 share of Company Common Stock. At the time of the execution of the PIPE Subscription Agreement, Corvus and its affiliates entered into a participation and inducement agreement with Nirland whereby Corvus agreed to provide certain payments and economic benefits to Nirland. In certain circumstances, Nirland may have a right to cause Corvus to transfer 10 shares held by Corvus to Nirland.

On December 8, 2025, the Company and Corvus entered into a Sale and Purchase Agreement (the “Agreement”) for the issuance of all of the outstanding shares of Conduit Pharmaceuticals Limited (“CPL”) held of record by the Company (the “CPL Share”), 892 shares of Common Stock and 14,743 pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares”) collectively to Corvus. The issuance to Corvus was in connection with the sale of CPL, a current subsidiary of the Company, that has been the subject of an ongoing litigation as previously disclosed. The Company sold CPL, including the potential liability associated with the litigation, to Corvus, a wholly-owned subsidiary of the Company’s Chief Executive Officer for a settlement amount of $7,000,000 that was satisfied through the issuance of the Common Stock and Pre-Funded Warrants.

August 2024 Nirland Note

On August 6, 2024, the Company entered into a Senior Secured Promissory Note (the “August 2024 Note”) and a Security Agreement (the “Security Agreement”, and collectively with the August 2024 Note, the “Debt Agreements”) with Nirland, pursuant to which the Company issued and sold to Nirland the August 2024 Note in the original principal amount of $2,650,000, inclusive of a $500,000 original issuance discount. Of the total amount of the Note, $1,650,000 was issued upon execution of the August 2024 Note and the balance of $500,000 will be paid after the Closing Common Stock, defined herein, has been registered for resale, and such resale registration statement has been declared effective by the Securities and Exchange Commission (the “SEC”). In connection with the August 2024 Note, the Company issued Nirland 833 shares.

The August 2024 Note bears interest at a rate of 12% per annum, accruing daily on a 365-day basis, payable monthly in arrears as cash, or accrued at Nirland’s discretion. The Note matures on August 5, 2025. The Company has certain obligations to mandatorily prepay the August 2024 Note, and any accrued interest, with portions of any proceeds received in connection with future financings. The Company may prepay the outstanding principal and accrued interest on the August 2024 Note with no fee. Until the August 2024 Note is no longer outstanding, Nirland has a right of first refusal to participate, in an amount up to 100%, with certain exceptions, in any future equity or debt offering of the Company.

The August 2024 Note is secured by all assets of the Company and its subsidiary. The August 2024 Note is guaranteed by the subsidiary of the Company, as well as personally by Dr. Andrew Regan, a member of the Company’s Board. The August 2024 Note contains customary default provisions for a transaction of this nature. Upon an event of default, the interest rate of the August 2024 Note will increase to 18%, until such time as the default is remedied.

On October 31, 2024, the Company and Nirland amended the August 2024 Note, whereby the August 2024 Note was amended to (i) provide for the conversion of the August 2024 Note into shares of Common Stock, at Nirland’s discretion, in a multiple of any unpaid amounts, if not otherwise previously paid, pursuant to the conversion rate contained therein, (ii) remove Nirland’s Mandatory Prepayment Right, and (iii) remove Nirland’s right of first refusal to participate in any future equity or debt offerings of the Company. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to shall be determined by dividing (x) such conversion amount by (y) the conversion price. Conversion amount means two and one quarter times the sum of (x) portion of the principal to be converted, redeemed or otherwise with respect to which this determination is being made and (y) all accrued and unpaid interest with respect to such portion of the principal amount, if any. Conversion price means, as of any conversion date or other date of determination, $10, subject to adjustment as provided within the amended agreement. As of the date hereof, the August 2024 Note has been repaid in full.

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October 2024 Nirland Note

On October 28, 2024, the Company issued a promissory note (the “October 2024 Nirland Note”) to Nirland, a related party, in the original principal amount of $0.6 million in exchange for funds in such amount. The Nirland Note bears interest at a rate of 12% per annum, is due and payable semi-annually in arrears, and matures on October 31, 2025. If an event of default under and as defined in the Nirland Note occurs, the interest rate will be increased to 18% per annum or to the maximum rate permitted by law. In connection with the Nirland Note, the Company has agreed to pay Nirland a 1% arrangement fee, which will be included with the principal and interest owed under the Nirland Note. The 1% arrangement fee is accounted for as a debt discount and will be amortized to interest expense, net in the consolidated statement of operations and comprehensive income (loss) using the effective interest method over the life of the October 2024 Nirland Note.

In December 2024, the Company reduced the exercise price of the PIPE Warrants held by Nirland to $8.83, after which all such warrants were exercised, resulting in proceeds of approximately $0.2 million. These proceeds were applied to reduce the outstanding balance of the October 2024 Nirland Note.

The Company made additional repayments of $0.1 million, $0.2 million, and $0.1 million on January 14, 2025, January 31, 2025, and February 7, 2025, respectively. As of December 31, 2025, the October 2024 Nirland Note had been fully repaid and no obligations remained outstanding.

For the year ended December 31, 2025, the Company recorded approximately $9,000 of interest expense.

As of the date hereof, the October 2024 Nirland Note has been repaid in full.

See Note 8 to the consolidated financial statements included in our Annual Report filed on Form 10-K for the year ending December 31, 2025 for more information.

Transactions with Sarborg Limited

Sarborg Agreement

On December 12, 2024, the Company entered into a Services Agreement (the “Sarborg Service Agreement”) with Sarborg Limited (“Sarborg”), a Cayman Islands company and related party of the Company. Under the terms of the Sarborg Service Agreement, Sarborg agreed to provide algorithmic and cybernetic technology services to CDT, including the development of decision-support tools and advanced cybernetic systems tailored to enhance CDT’s decision-making processes and maximize the value of its pharmaceutical asset portfolio.

Sarborg agreed to perform the services to CDT comprised of three phases: the Initial Phase (0-24 weeks) focuses on establishing a foundation for collaboration and aligning Sarborg’s services with CDT’s strategic goals; the Development Phase (24-36 weeks) involves building technological infrastructure, including dashboards and predictive models; and the Ongoing Services Phase (36-52 weeks) ensures the sustained functionality and relevance of Sarborg’s deliverables while supporting CDT’s growth through iterative improvements and updates. Sarborg will create specific deliverables, including reports, computer programs, software applications, APIs, mobile applications, source code, written technical specifications and designs, operating and maintenance manuals, and other recorded data and information arising from or relating to the services. Sarborg will provide all necessary resources to perform the services and deliver the deliverables in accordance with the Sarborg Agreement. To date, Sarborg has successfully completed all phases and has achieved all milestones provided for pursuant to the Sarborg Agreement.

During the year ended December 31, 2025, the Company incurred costs under the Sarborg Service agreement, including $1.8 million of milestone payments related to the Services agreement and $0.4 million of ongoing service fees. Of the total costs incurred, $0.4 million was capitalized as a diagnostic asset associated with the dashboard, of which $0.2 million was amortized during the year and recorded within general and administrative expenses in the consolidated statement of operations and comprehensive loss. The remaining $2.2 million, consisting of milestone payments and related services (including signature mapping reports), was expensed as incurred within research and development expenses. As of December 31, 2025, there were no outstanding payables under the Sarborg Service Agreement. See Note 16 to the consolidated financial statements included in our Annual Report filed on Form 10-K for the year ending December 31, 2025 for more information.

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Sarborg Additional Agreement

Effective March 31, 2025, the Company entered into an additional license and use agreement (the “Sarborg Additional Agreement”) with Sarborg, a related party, covering certain additional deliverables and incorporating a new scope of work focused on analysis of the Company’s acquired AstraZeneca assets. The term of the Sarborg Additional Agreement is for six months and provides for the payment, in aggregate, of $2.0 million, which includes an up-front license fee for the term of such agreement, in cash or stock at the Company’s election at the closing price on the day preceding the effective date of such agreement. On March 31, 2025, the Company prepaid $1.65 million of the Sarborg Additional Agreement through the issuance of 61 fully vested unregistered shares of Common Stock. The Company recorded the shares issued under the Sarborg Additional Agreement at their fair value, as determined by the closing price of the Company’s Common Stock on March 30, 2025, $2,670. Effective June 24, 2025, the term was extended to be 12 months from the effective date of the Sarborg Additional Agreement at no additional cost to the Company. Effective October 1, 2025, the term was extended to be 12 months from the previous extension to extend the term of the license to March 31, 2027 at no additional cost to the Company. The Company recorded the fair value of $1.5 million as prepaid within the consolidated balance sheets. During the year ended December 31, 2025, the Company recorded research and development expense of $1.3 million within the consolidated statements of operations and comprehensive loss related to the Sarborg Additional Agreement. As of December 31, 2025, $0.6 million of the prepaid balance remains within the consolidated balance sheet.

Second Addendum to the Sarborg Additional Agreement

Effective August 11, 2025 the Company entered into Addendum 2 (the “Second Addendum”) to the Additional Agreement with Sarborg. Under the terms of the Second Addendum, Sarborg expanded the scope of work to integrate a Cryptocurrency AI Agent, developed specifically for identifying, forecasting and recommending digital currencies into CDT Equity’s operations as part of its treasury strategy.

The term of the Second Addendum is a minimum of four (4) months, which may be renewed or extended upon the mutual written agreement of the Company and Sarborg. The initial consideration for the expanded scope of work was $0.2 million, which was paid during the third quarter of 2025 and included in the consolidated statement of operations and comprehensive loss. The Company agreed to pay an additional consideration of up to $0.2 million in cash or shares, at the Company’s sole discretion, at the time the Company invests more than $0.6 million in cryptocurrency as part of its treasury strategy. The Company paid $0.2 million during the fourth quarter of 2025. The Company paid $0.3 million during the year ended December 31, 2025 and included the total in the consolidated statement of operations and comprehensive loss.

In total, the Company recorded $4.2 million of research and development expense for the year ended December 31, 2025, all of which related to services and costs incurred through the Sarborg Agreement, Sarborg Additional Agreement, First Addendum to the Sarborg Additional Agreement and the Second Addendum to the Sarborg Additional Agreement, collectively.

February 2026 Sarborg Transaction

On February 19, 2026, the Company entered into a Securities Purchase Agreement with all of the stockholders of Sarborg (the “February 2026 Sarborg Transaction”). The investors of Corvus agreed to sell to the Company, and the Company agreed to acquire from the investors, an aggregate of 1,020 shares of Sarborg, representing approximately 20% of the outstanding common stock of Sarborg.

As consideration for the purchase, the Company has agreed to issue to the investors, in the aggregate: (i) 2,392 shares of the Company’s Common Stock, and (ii) pre-funded warrants to purchase up to 14,743 shares of Common Stock. In addition, the Company has agreed to pay Sarborg cash consideration of $8 million, with the cash portion of the consideration deferred until such time as the Company raises no less than $20 million through the use of an at-the-market facility program.

On July 30, 2026, the Company entered into a Securities Purchase Agreement (the “July 2026 Purchase Agreement”) with certain of the stockholders (collectively, the “July 2026 Investors”) of Sarborg. Pursuant to the July 2026 Purchase Agreement, the July 2026 Investors agreed to sell, to the Company, and the Company agreed to acquire from the July 2026 Investors, an aggregate of 270 shares of Sarborg, representing approximately 4.76% of the outstanding common stock of Sarborg. As consideration for the issuance of the shares, the Company has agreed to issue to the July 2026 Investors pre-funded warrants to purchase up to 12,131,770 shares of common stock.

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Manoira Joint Development Agreement

On June 3, 2025, the Company entered into the Joint Development Agreement with Manoira for a term of one year, which will be automatically renewed for successive one-year terms unless advance termination notice is provided in accordance with the terms of the Joint Development Agreement. Manoira is an entity controlled by Dr. Andrew Regan, of which he is sole director, and of which Chele Chiavacci Farley is a shareholder, and is therefore considered a related party of the Company.

Pursuant to the Joint Development Agreement, CDT granted Manoira a non-exclusive, non-transferable, non-sublicensable, fully paid-up, royalty-free license to the intellectual property rights related to the CDT Assets. Manoira will evaluate the CDT Assets’ applicability in animal health, explore veterinary market opportunities, and provide data from the evaluations to inform CDT’s human clinical programs. The license does not grant Manoira the right to distribute, market, promote or sell the products or services that are related to or incorporate the CDT Assets.

Effective June 3, 2025, in exchange for the approximate $0.5 million of consideration to be paid by CDT under the Joint Development Agreement, CDT issued to Manoira 77 shares of its Common Stock, (the “Consideration Shares”) valued at the closing price of the Common Stock immediately preceding execution of the Joint Development Agreement.

Directors and Officers

Certain of the individuals that serve as members of our board of directors since completion of the Business Combination have relationships with MURF, Old Conduit, and/or one of their respective stockholders. Dr. Freda Lewis-Hall, the Chairperson of our board of directors, was an indirect shareholder of Old Conduit and indirectly received 8 shares of our Common Stock upon completion of the Business Combination. Dr. Andrew Regan, our Chief Executive Officer, is a director of Old Conduit and received 1 share of our Common Stock upon completion of the Business Combination. James Bligh, a member of our board of directors and chief financial officer, was an employee of Old Conduit and currently serves as a member of its board of directors.

On April 22, 2024, the Company issued in a private placement common stock purchase warrants (the “April Warrants”) to third parties, including certain directors, to purchase up to an aggregate of 1 share of the Company’s Common Stock, in exchange for entering into a lock-up with respect to the shares of common stock held by such holder and for such directors, $375,000 per warrant. The April Warrants are not exercisable until one year after their date of issuance. Each April Warrant is exercisable into one share of the Company’s common stock at a price per share of $9,360,000 (as adjusted from time to time in accordance with the terms thereof) for a two-year period after the date of exercisability. There is no established public trading market for the April Warrants. The issuance of the April Warrants were made in reliance on the exemption from registration provided by Section 4(a)(3) of the Securities Act, and/or Regulation D promulgated thereunder.

25

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Report of the Audit Committee of the Board of Directors

The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2025, with the Company’s management. The audit committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

THE AUDIT COMMITTEE*

Ms. Chele Chiavacci Farley (Chairperson)
Mr. Simon Fry

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

*Ulrik Olsen is not a signatory to the Audit Committee Report as it was approved prior to his appointment to the Board and he did not participate in the review, discussions, and recommendations included therein. Although Dr. Freda Lewis-Hall was part of the Audit Committee at the time of the filing of the Company’s Annual Report on Form 10-K, she resigned as a board member and audit committee member of the Company on April 27, 2026.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s Common Stock as of August 3, 2026 by:

●	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of August 3, 2026. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of August 3, 2026 or subject to restricted stock units that vest within 60 days of August 3, 2026 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o CDT Equity Inc., 4581 Tamiami Trail North, Suite 200 Naples, Florida 34103.

The beneficial ownership of our Common Stock is based on 786,716 shares of Common Stock issued and outstanding as of August 3, 2026, which number excludes the shares of Common Stock issuable upon exercise of the warrants. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them. The table reported below have been adjusted to reflect the 1-for-25 reverse stock split effected on March 26, 2026 and the 1-for-10 reverse stock split effected on July 17, 2026.

Name and Address of Beneficial Owner(1)	Number of shares of Common Stock		% of Common Stock*
Directors and executive officers
James Bligh	241	(1)	*
Chele Chiavacci Farley	7,829	(2)	1.00%
Ulrik Olsen	23,358		2.97%
Andrew Regan	26,276	(3)	3.34%
Simon Fry	25	(4)	*
All directors and executive officers as a group (5 individuals)	57,729		7.34%

*	Indicates beneficial ownership of less than 1%.

(1)	Consists of (i) 240 shares of Common Stock, and (ii) options to purchase 1 share of Common Stock that are currently exercisable. Excludes 1 unvested option to purchase shares of Common Stock that is not exercisable within 60 days.

(2)	Consists of (i) 7,822 shares of Common Stock, and (ii) options to purchase 7 shares of Common Stock that are currently exercisable.

(3)	Consists of (i) 560 shares of Common Stock held directly by Dr. Regan, (ii) 25,639 shares of Common Stock held by Corvus Capital Limited (“Corvus”), and (iii) 77 shares of Common Stock held by Manoira Corporation (“Manoira”), but excludes 5,436,830 pre-funded warrants to purchase shares of the Company’s Common Stock that Corvus purchased in the July 2026 Purchase Agreement, as such pre-funded warrants are not exercisable unless and until shareholder approval is received to permit the exercise of such pre-funded warrants. Corvus is the owner of 99.0% of the equity interests of Manoira and Algo is a wholly owned subsidiary of Corvus, and, therefore, may also be deemed to beneficially own the shares of Common Stock held of record by Manoira and Algo. Dr. Regan is the sole director of Manoira and the Chief Executive Officer and sole shareholder of Corvus. By virtue of these relationships, Dr. Regan may be deemed to beneficially own the shares of Common Stock held by Manoira, Algo and Corvus. Each of Corvus and Dr. Regan disclaims any such beneficial ownership except to the extent of its or his pecuniary interest therein. Pursuant to a participation and inducement agreement with Nirland Limited, 10 shares of Common Stock held by Corvus may, in certain circumstances, be subject to transfer to Nirland Limited and all such shares of Common Stock are subject to a pledge agreement with respect to such arrangement. The business address of Corvus is Floor 2, Willow House, Cricket Square PO Box 709 Grand Cayman KY1-1107, Cayman Islands.

(4)	Consists of 18 shares of Common Stock and options to purchase 7 shares of Common Stock that are currently exercisable. Excludes 1 unvested option to purchase shares of Common Stock that are not exercisable within 60 days.

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PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Carr, Riggs & Ingram, L.L.C. (“CRI”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board recommends that the stockholders ratify the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026, at the 2026 Annual Meeting. Representatives of CRI are expected to be present virtually at the 2026 Annual Meeting, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Change in Certifying Accountant

2026 Auditor Change

On June 23, 2026, Audit Committee (i) approved the dismissal of CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered public accounting firm and (ii) approved the engagement of Carr, Riggs & Ingram, L.L.C. (“CRI”) as the Company’s independent registered public accounting firm.

CBIZ CPAs’ audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the year ended December 31, 2025 contained an explanatory paragraph regarding the Company stating that there was substantial doubt about the Company’s ability to continue as a going concern.

From the period starting April 25, 2025 through June 23, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ CPAs, would have caused CBIZ CPAs to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the year ended December 31, 2025, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting related to: (i) the segregation of duties is limited and heavily reliant on interim personnel and third-party consultants to perform these activities, (ii) the Company lacks a formal process for review and approval of significant transactions and accounts on a contemporaneous basis and there have been numerous, recurring errors in account balances and disclosures, (iii) the Company has not designed adequate and appropriate internal controls under an appropriate internal control over financial reporting framework, (iv) the Company did not appropriately review and evaluate the accounting implications of all material transactions that occurred in the audit period which resulted in a restatement of previous periods, and (v) the review controls around certain related party transactions did not operate consistently and the review of such transactions was not always contemporaneously documented, each as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2025.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024 and the subsequent period prior to the engagement of CRI on June 23, 2026, neither the Company nor anyone on its behalf has consulted with CRI on either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by CRI that CRI concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as set forth in Item 304(a)(1)(iv) of Regulation S-K.

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The Company provided CBIZ CPAs with a copy of its Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that CBIZ CPAs furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K and, if it does not agree, the respects in which it does not agree. A copy of CBIZ CPAs’ letter, dated June 29, 2026, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K filed on June 29, 2026.

2025 Auditor Change

On April 24, 2025, the Company was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered public accounting firm, in connection with CBIZ CPAs P.C. (“CBIZ CPAs”) acquiring the attest business of Marcum on November 1, 2024. On April 25, 2025, with the approval of the Audit Committee of the Company’s Board, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm. The services previously provided by Marcum will now be provided by CBIZ CPAs.

Marcum’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report on the consolidated financial statements of the Company for the years ended December 31, 2024 and December 31, 2023 contained an explanatory paragraph regarding the Company stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the audits for the fiscal years ended December 31, 2024 and 2023 and the subsequent period through April 24, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the years ended December 31, 2024 and 2023, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting related to: (i) the segregation of duties is limited and heavily reliant on interim personnel and third-party consultants to perform these activities, (ii) the Company lacks a formal process for review and approval of significant transactions and accounts on a contemporaneous basis and there have been numerous, recurring errors in account balances and disclosures, (iii) the Company has not designed adequate and appropriate internal controls under an appropriate internal control over financial reporting framework, (iv) the Company did not appropriately review and evaluate the accounting implications of all material transactions that occurred in the audit period which resulted in a restatement of previous periods, and (v) the review controls around certain related party transactions did not operate consistently and the review of such transactions was not always contemporaneously documented, each as disclosed in the Company’s Annual Report for the fiscal year ended December 31, 2024.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent period prior to the engagement of CBIZ CPAs on April 25, 2025, neither the Company nor anyone on its behalf has consulted with CBIZ CPAs on either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by CBIZ CPAs that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as set forth in Item 304(a)(1)(iv) of Regulation S-K.

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The Company provided Marcum with a copy of its Current Report on Form 8-K prior to its filing with the SEC on April 25, 2025, and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K and, if it does not agree, the respects in which it does not agree. A copy of Marcum’s letter, dated April 24, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to our Current Report on Form 8-K filed April 25, 2025.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, and CBIZ CPAs (which previously acquired Marcum on November 1, 2024), for services rendered.

Audit Fees. Audit fees consist of fees incurred for professional services rendered for the audit of financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and for services that are normally provided in connection with statutory or regulatory filings or engagements. The aggregate fees billed by CBIZ CPAs for professional services rendered for the year ended December 31, 2025 totaled approximately $495,000. The aggregate fees billed by Marcum for professional services rendered for the year ended December 31, 2025 totaled approximately $51,500. The aggregate fees billed by Marcum for professional services rendered for the year ended December 31, 2024 totaled approximately $460,415.

Tax Fees. Tax fees consists of fees billed for tax compliance, tax planning and tax advice. We did not pay CBIZ CPAs any tax fees for the year ended December 31, 2025. We paid Marcum tax fees for the year ended December 31, 2024 totaling approximately $55,748.

All Other Fees. We did not pay CBIZ CPAs or Marcum for other services for the years ended December 31, 2025 or December 31, 2024.

Vote Required

The ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the approval by a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the 2026 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on the outcome of this proposal. The ratification of the appointment of CRI is a matter considered “routine” under applicable rules. Accordingly, your banker, broker or other nominee may vote your shares on Proposal No. 2 even in the absence of your instruction.

Recommendation

Our Board recommends that you vote “FOR” the ratification of the appointment of CRI as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2 on the proxy card).

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PROPOSAL NO. 3 – APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-500, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS

Overview

The Board has adopted, and is recommending that our stockholders approve one or more amendments of our Second Amended and Restated Certificate of Incorporation (such amendments, the “Amendments”) to effect one or more reverse stock splits of the Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-100 and in the aggregate at a ratio of not more than 1-for-500, inclusive, with the exact ratio for each reverse stock split within such range to be determined by the Board in its discretion (any such reverse stock split, the “Reverse Stock Split” and any such ratio, the “Reverse Stock Split Ratio”). In connection with any Reverse Stock Split, the number of authorized shares of Common Stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt an Amendment and submit the Amendment to stockholders for their approval. The proposed Amendment, one or more of which would be set forth in a certificate of amendment filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be in substantially the form of Annex A to this proxy statement. Upon the effectiveness of any of such Amendments (the “Reverse Stock Split Effective Time”), the issued and outstanding shares of Common Stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of shares such that a stockholder will own one new share of Common Stock for each 2 to 100 (or any number in between) and in the aggregate not more than 500, inclusive, shares of issued Common Stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this item, stockholders will approve one or more Amendments and authorize the Board to file such Amendments and to abandon such Amendments, as determined by the Board in its sole discretion, other than any such Amendment with which the Board determines to proceed by filing with the Secretary of State a certificate of amendment in the form of Annex A setting forth such Amendment. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect any Reverse Stock Split and, if so, to determine the applicable Reverse Stock Split Ratio from among the approved range described above and to effect one or more Reverse Stock Splits by filing a certificate of amendment setting forth such Amendment with the Secretary of State. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of any certificate of amendment setting forth any such Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders.

The Board’s decision as to whether and when to effect any Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing, and expected trading price of the Common Stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the Common Stock, and the continued listing requirements of the Nasdaq market on which the Company’s Common Stock trades (the “Nasdaq”) at such time of a Reverse Stock Split.

Purpose

Our Board approved the proposal approving any Reverse Stock Split as provided herein because it believes that:

●	seeking stockholder approval and adoption of any reverse stock split charter amendment to effect the one or more Reverse Stock Splits at the discretion of the Board is advisable and in the best interests of the Company and its stockholders;

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●	effecting one or more Reverse Stock Splits may be an effective means of avoiding a delisting of the Company’s Common Stock from Nasdaq in the future;

●	an investment in the Company’s Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;

●	analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and that most investment funds are reluctant to invest in lower priced stocks; and

●	a higher stock price resulting from any Reverse Stock Split may help generate investor interest in the Company and help the Company attract and retain employees.

If a Reverse Stock Split successfully increases the per share price of our Common Stock, the Board believes this increase may increase trading volume in our Common Stock and facilitate future financings by the Company.

Nasdaq Requirements for Continued Listing

Our Common Stock is currently listed on The Nasdaq Capital Market under the symbol “CDT.” Although the Company is not currently deficient with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (the “Minimum Bid Price Requirement”), the Company is seeking stockholder approval for approval of one or more Reverse Stock Splits within a specified range of reverse splits in the event such reverse splits are needed to maintain its listing on the Nasdaq market should the Company desire not to receive a deficiency notice with respect to the Minimum Bid Price Requirement. The Company will continue to monitor the closing bid price of its Common Stock and if it believes that any Reverse Stock Split is its best option for continuing compliance with the Minimum Bid Price Requirement, then it will undertake such Reverse Stock Split at a ratio to be determined by the Board in accordance with this proposal. A decrease in the number of issued and outstanding shares of our Common Stock resulting from a Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock continues to remain above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Capital Market following any Reverse Stock Split. Further, regardless of our compliance with the Minimum Bid Price Requirement, the listing of our shares on The Nasdaq Capital Market may be halted or discontinued if Nasdaq chooses to do so or if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason.

Potential Increased Investor Interest

On the Record Date, the closing price of a share of our Common Stock on Nasdaq was $2.865 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our management believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with any Reverse Stock Split, including that any Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

We cannot predict whether any Reverse Stock Split will increase the market price for our Common Stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our Common Stock after a Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

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●	a Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	a Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on The Nasdaq Capital Market following any Reverse Stock Split.

Board Discretion to Implement One or More Reverse Stock Splits

The Board believes that stockholder approval of one or more Amendments to effect a Reverse Stock Split in a range of ratios (as opposed to a single Reverse Stock Split Ratio) and to authorize one or more Amendments is in the best interests of the Company and stockholders because it is not possible to predict market conditions at the time that any Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split Ratios provides us with the most flexibility to achieve the desired results of any Reverse Stock Split through one or more Amendments. The Reverse Stock Split Ratio to be determined by the Board, in its sole discretion, will be a whole number in a range of, between and including, 1-for-2 to 1-for-100 and in the aggregate not more than 1-for-500, inclusive. The Board reserves the right to elect not to effect any Reverse Stock Split at any time prior to the effectiveness of the filing of a certificate of Amendment setting forth any Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

In determining any applicable Reverse Stock Split Ratio and whether and when to effect any Reverse Stock Split pursuant to one or more Amendments following the receipt of stockholder approval, the Board may consider a number of factors, including, without limitation:

●	our ability to maintain the listing of the Common Stock on the Nasdaq;

●	the historical trading price and trading volume of the Common Stock;

●	the number of shares of Common Stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants or conversion of the Company’s outstanding convertible notes and the related impact on the trading price of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the anticipated impact of a Reverse Stock Split on the trading price and trading volume of the Common Stock in the short- and long-term;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the Company’s ability to reduce administrative and transactional costs;

●	the anticipated impact of a particular Reverse Stock Split Ratio on the number of holders of the Common Stock; and

●	prevailing general market, legal, and economic conditions.

We believe that granting the Board the authority to elect to implement one or more Reverse Stock Splits through one or more Amendments at various Reverse Stock Split Ratios (subject to the aggregate 1-for-500 limitation) is essential because it allows us to take these factors into consideration and to react to changing market, legal and economic conditions. If the Board chooses to implement one or more Reverse Stock Splits, we will make a public announcement regarding the determination of each such Reverse Stock Split and the applicable Reverse Stock Split Ratio.

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Certain Risks Associated with One or More Reverse Stock Splits

There are risks associated with effecting one or more Reverse Stock Splits, including that any such Reverse Stock Splits may not result in an increase in the per share price of Common Stock.

The Company cannot predict whether one or more Reverse Stock Splits will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of the Common Stock after one or more Reverse Stock Splits will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before such Reverse Stock Splits;

●	one or more Reverse Stock Splits will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	one or more Reverse Stock Splits will result in a per share price that will increase the ability of the Company to attract and retain employees; or

●	the market price per share will achieve and maintain the stock price required to not be considered unsuitable for continued trading on the Nasdaq.

The market price of the Common Stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If one or more Reverse Stock Splits are effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of one or more Reverse Stock Splits. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after one or more Reverse Stock Splits.

Effects of One or More Reverse Stock Splits

The form of certificate of amendment setting forth an Amendment to effect a Reverse Stock Split is set forth in Annex A to this proxy statement.

If implemented, the Reverse Stock Split will be effected simultaneously for all issued shares of our Common Stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except with respect to the treatment of fractional shares. The Reverse Stock Split will not change the terms of our Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Shares of our Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Effects on Stockholders

Any Reverse Stock Split will be realized simultaneously for all shares of Common Stock issued and outstanding immediately prior to the applicable Reverse Stock Split Effective Time. Any Reverse Stock Split will affect all holders of shares of Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of Common Stock outstanding immediately following any Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. Any Reverse Stock Split will not change the par value of the Common Stock and will not reduce the number of authorized shares of Common Stock. Common Stock issued pursuant to any Reverse Stock Split will remain fully paid and non-assessable. Voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. Any Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. After any Reverse Stock Split, the Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify the Common Stock. Following any Reverse Stock Split, the Common Stock will continue to be listed on the Nasdaq under the symbol “CDT”.

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One of the effects of one or more Reverse Stock Splits will be to effectively increase the proportion of authorized shares of Common Stock which are unissued relative to shares of Common Stock which are issued. Any Reverse Stock Split will not affect the number of authorized shares of the Company’s capital stock that will continue to be authorized pursuant to the Company’s Restated Certificate of Incorporation, as amended by the Amendments. Currently, up to 250,000,000 shares of Common Stock are authorized to be issued under the Company’s Restated Certificate of Incorporation.

The table below shows, as of the Record Date, the number of shares outstanding and percentage of the authorized Common Stock prior to a Reverse Stock Split and the number of outstanding shares of Common Stock that would result from a Reverse Stock Split at (a) a 1-for-2 Reverse Stock Split Ratio, (b) a 1-for-5 Reverse Stock Split Ratio, (c) a 1-for-10 Reverse Stock Split Ratio, (d) a 1-for-20 Reverse Stock Split Ratio, (e) a 1-for-50 Reverse Stock Split Ratio and (f) a 1-for-100 Reverse Stock Split Ratio, in each case without giving effect to the treatment of fractional shares:

Reverse Split Ratio	Approximate Number of Shares Issued and Outstanding	Percentage of Authorized Common Stock
Current shares	786,716	*	%
1-for-2	393,358	*	%
1-for-5	157,343	*	%
1-for-10	78,671	*	%
1-for-20	39,335	*	%
1-for-50	15,734	*	%
1-for-100	7,867	*	%

*below 1% of the authorized Common Stock.

No Effect on Preferred Stock Authorization

The Company’s Restated Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of preferred stock, par value $0.0001 per share (“preferred stock”), none of which are currently issued or outstanding. The proposed Amendments would not increase or decrease the authorized number of shares of preferred stock.

No Effect on Par Value

The proposed Amendments would not affect the par value of the Common Stock, which will remain at $0.0001.

Accounting Matters

As a result of any Reverse Stock Split, upon the applicable Reverse Stock Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the size of the applicable Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

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Procedure For Effecting One or More Reverse Stock Splits

If the stockholders approve the Amendments, and if the Board determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon the date and time as indicated in any such filing of the certificate of amendment setting forth the applicable Amendment related to such Reverse Stock Split with the Secretary of State. At the applicable Reverse Stock Split Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into a smaller number of shares of Common Stock, as applicable, in accordance with the particular Reverse Stock Split Ratio contained in the applicable Amendment.

As soon as practicable after the applicable Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of Common Stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of Common Stock stockholders of record hold.

Upon the implementation of any Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of Common Stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Fractional Shares

No fractional shares will be issued as a result of any Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on the Nasdaq on the last trading day immediately preceding the Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares otherwise issuable upon the effectiveness of a Reverse Stock Split, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive as a result of such Reverse Stock Split.

As of the Record Date, there were approximately 16 stockholders of record of the Common Stock. Upon stockholder adoption and approval of this proposal, if the Board elects to implement one or more Reverse Stock Splits, the Company does not expect that cashing out fractional shares otherwise issuable upon the effectiveness of any such Reverse Stock Split would significantly reduce the number of stockholders of record. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of a Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

With respect to awards granted under the Equity Plans, the number of shares of the Common Stock issuable thereunder will be rounded down to the nearest whole share of the Common Stock, in order to comply with the requirements of Sections 409A and 424 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

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By approving Proposal 4, stockholders will be approving multiple Reverse Stock Split Charter Amendments providing for the combination of a whole number of shares of the Company’s Common Stock not less than 1-for-2 and not greater than 1-for-100 into one share of the Company’s Common Stock, and in the aggregate not more than 1-for-500, inclusive, with any such future amendment setting forth the actual ratio to be determined by our Board. Furthermore, by adoption and approval of this proposal, the stockholders will be deemed to have adopted and approved one or more amendments to effect a Reverse Stock Split at one or more of the ratios between and including 1-for-2 and 1-for-100, and in the aggregate not more than 1-for-500, inclusive.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares from any Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations of the proposed Reverse Stock Split that may be relevant to U.S. holders and non-U.S. holders (each as defined below) of the Common Stock, but does not purport to be a complete analysis of all potential tax consequences that may be relevant to such holders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of the Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

This discussion is limited to holders that hold the Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income or the alternative minimum tax. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation: U.S. expatriates and former citizens or long-term residents of the United States; persons that hold shares of Common Stock in connection with a permanent establishment or fixed base outside the United States; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; persons holding the Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment; banks, insurance companies, and other financial institutions; real estate investment trusts or regulated investment companies; brokers, dealers or traders in securities; corporations that accumulate earnings to avoid U.S. federal income tax; S corporations, partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein); tax-exempt organizations or governmental organizations; persons deemed to sell the Common Stock under the constructive sale provisions of the Code; persons who hold or receive the Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; tax-qualified retirement plans; U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472; and holders that hold or have held, directly, indirectly or constructively pursuant to attribution rules, more than 5% of the shares of Common Stock at any time during the five-year period ending on the date of the consummation of the Reverse Stock Split.

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If an entity treated as a partnership for U.S. federal income tax purposes holds the Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding the Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF THE COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Common Stock that for U.S. federal income tax purposes is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (a) the administration of which is subject to the primary supervision of a U.S. court and that has one or more U. S. persons that have the authority to control all substantial decisions of the trust or (b) that was in existence before August 20, 1996, and has a valid election in effect under applicable Treasury Regulations to be treated as a U. S. person for U.S. federal income tax purposes.

The proposed Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that is treated as a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, except as described below with respect to cash received in lieu of fractional shares (which fractional share is generally treated as received and then exchanged for cash), a U.S. holder of Common Stock generally should not recognize gain or loss upon the proposed Reverse Stock Split. Accordingly, the aggregate tax basis of the U.S. holder in the shares of Common Stock received in the Reverse Stock Split, including any fractional share treated as received and then exchanged for cash, should equal the U.S. holder’s aggregate tax basis in the shares of Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. In addition, a U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered in the Reverse Stock Split. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. Holders of shares of the Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Generally, a U.S. holder who receives cash in lieu of a fractional share of the Common Stock pursuant to the proposed Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis that is allocable to such fractional share of the Common Stock. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share is more than one year as of the effective date of the proposed Reverse Stock Split. The deductibility of capital losses is subject to limitations. Special rules under Section 302 of the Code may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as a distribution under Section 301 of the Code (rather than as a sale or exchange) with respect to certain U.S. holders who own more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercise more than a minimal degree of voting or other type of control over the affairs of the Company. U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend based on their particular circumstances.

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Payments of cash made in lieu of a fractional share of the Common Stock may, under certain circumstances, be subject to information reporting and U.S. “backup withholding”. To avoid backup withholding, each holder of our shares of the Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS.

Tax Consequences to Non-U.S. Holders

Generally, a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) (a “non-U.S. holder”) should not recognize any gain or loss upon the Reverse Stock Split.

In addition, if such non-U.S. holder were to recognize capital gain or loss attributable to cash received in lieu of a fractional share, such gain or loss should also generally not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Reverse Stock Split and certain other conditions are met, or (c) our Common Stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States, provided the non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses. With respect to clause (c) above, if we are a USRPHC, a non-U.S. holder may qualify for an exemption if our Common Stock is regularly traded on an established securities market and the non-U.S. holder does not actually or constructively hold more than 5% of such regularly traded Common Stock at any time within the shorter of the five-year period preceding the Reverse Stock Split and the non-U.S. holder’s holding period for our Common Stock. Because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other business assets, there can be no assurance that we are not or were not at any time a USRPHC. If no exemption is available and we are a USRPHC, a Non-U.S. holder’s cash received in lieu of a fractional share will generally be subject to withholding at a rate of 15% and such non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally should not apply to such gain. Non-U.S. holders should consult with their tax advisors on the availability of any exemption in the event we are or become a USRPHC.

Notwithstanding the foregoing, gain recognized by a non-U.S. holder attributable to cash received in lieu of a fractional share could be treated as a dividend for U.S. federal income tax purposes (which could be subject to U.S. federal income or withholding tax) instead of capital gain if such non-U.S. holder owns more than a minimal amount of Common Stock and whose proportionate interest in the Company is not reduced (after taking into account certain constructive ownership rules), or who exercises more than a minimal degree of voting or other type of control over the affairs of the Company. Non-U.S. holders of our Common Stock should consult their own tax advisors to determine the extent to which their receipt of cash in lieu of fractional shares could be treated as a dividend.

In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. Under certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of our Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

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The foregoing summary is of a general nature only and is not intended to be, and should not be construed to be, legal, business, or tax advice to any particular Company holder. This summary does not take into account your particular circumstances and does not address consequences that may be particular to you. Therefore, you should consult your tax advisor regarding the particular U.S. federal income tax consequences of the Reverse Stock Split to you, including any tax consequences arising under U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Dissenters’ Rights of Appraisal

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Split.

Vote Required

To approve one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-500, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments, requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock virtually present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF ONE OR MORE AMENDMENTS OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S COMMON STOCK, AT A RATIO RANGING FROM ANY WHOLE NUMBER BETWEEN AND INCLUDING 1-FOR-2 AND 1-FOR-100 AND IN THE AGGREGATE NOT MORE THAN 1-FOR-500, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS DISCRETION, SUBJECT TO THE AUTHORITY OF THE BOARD OF DIRECTORS TO ABANDON SUCH AMENDMENTS.

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PROPOSAL NO. 4 – To approve the issuance of shares of common stock, for purposes of Nasdaq Listing Rules 5635, pursuant to that certain senior secured convertible note AND COMMON STOCK PURCHASE WARRANT issued to J.J. Astor & Co.;

J.J. Astor & Co. Transaction

On June 11, 2026, the Company issued a senior secured convertible promissory note (the “Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $1,971,000 (the “Principal Amount”), in connection with a Loan Agreement entered into by and between the Company and the Lender (the “Agreement”). The Company has received $1,460,000, before deduction of closing fees (the “Loan”), funded in two tranches. Commencing six (6) months following the closing date (i.e., starting December 11, 2026), and subject to the requisite shareholder approval, the Lender shall have the right, at its sole option, to convert any or all of the outstanding balance of the Note at a conversion price equal to the greater of (i) ninety percent of the lowest volume-weighted average price of the Company’s Common Stock over the ten consecutive trading days preceding the conversion notice or (ii) the Nasdaq floor price pursuant to Nasdaq Rule 5635(d) (the “Conversion Shares”). Should an event of default occur under the Note, the outstanding amount owed to the Lender pursuant to the Note shall be increased to one-hundred twenty percent of the outstanding amount and the Note shall begin accruing interest at a default interest rate of 19% per annum, compounded daily . Moreover, the Lender is prohibited from converting an amount that would be convertible into that number of shares of Common Stock which would exceed the difference between the number of shares of the Company’s common stock beneficially owned by Lender and 4.99% of the outstanding shares of the Company’s Common Stock, which the Lender may increase to 9.99% at its sole discretion.

Additionally, the Company has issued the Lender, Common Stock Purchase Warrants (the “Warrants”) to purchase 91,250 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $7.20 per share (as adjusted for the 1-for-10 reverse stock split effected on July 17, 2026). The Warrants will become exercisable beginning on the effective date of stockholder approval of the issuance of the Warrant Shares (such date, the “Stockholder Approval Date”), and will expire five years after the Stockholder Approval Date.

As of August 2026, the Company and the Lender have adopted an amended and restated Note and amended and restated Agreement, as well as two subsequent amendments to the Note and Agreement (collectively, the “Amended Agreements”). As a result of the Amended Agreements, among other things, the Company issued the Lender warrants to purchase 37,500 shares of Common stock at an exercise price of $7.20. Such warrants shall be included under the definitions in this Proposal No. 4 and collectively be referred to as the Warrants and the shares underlying the Warrants, the Warrant Shares. Additionally, the Lender shall have the right, at its sole option, to convert any or all of the outstanding balance of the Note into Conversion Shares at a conversion price equal to the greater of (i) seventy percent of the lowest volume-weighted average price of the Company’s Common Stock over the twenty consecutive trading days preceding the conversion notice or (ii) the Nasdaq floor price pursuant to Nasdaq Rule 5635(d). The “Floor Price” in the Amended Agreements shall be adjusted to equal twenty percent of the lowest volume-weighted average price of the Company’s common stock during the twenty (20) consecutive trading days immediately preceding the date the Floor Price adjusts, which shall adjust every six months commencing December 11, 2026. Further, as a result of the Amended Agreements, the Note shall carry a total principal balance of $2,536,650.

The summary of the terms of the above is qualified in its entirety by reference to the Note and Warrants, which are included herewith as Annex B and Annex C, respectively and is incorporated herein by reference. You should read this summary together with the Note and Warrants included herewith.

Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

The issuance of any or all of the Conversion Shares and the Warrant Shares, in the aggregate in excess of 19.99% of the current number of outstanding shares of Common Stock is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations (“Stockholder Approval”). Accordingly, because the shares issuable upon conversion and exercise of the Note and Warrants, respectively, total more than 19.99% of our outstanding shares of Common Stock on the date the Note and Warrants were issued, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the Note and the Warrants pursuant to Nasdaq Listing Rule 5635.

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As described above, pursuant to the Agreement, we agreed to hold a meeting of stockholders to obtain stockholder approval. The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Annual Meeting, we will seek stockholder approval until the date that stockholder approval is obtained.

A vote in favor of this Proposal No. 4 is a vote “FOR” approval of the issuance of the shares upon the conversion and exercise of the Note and Warrants. The exercise of the Note and Warrants, in their entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of June 11, 2026, which is the date that we issued the Note and Warrants.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon the conversion and exercise of the Note and Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the conversion and exercise of the Note and Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the conversion and exercise of the Note and Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the Note and Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

If the Warrants are exercised in full for cash, a total of 128,750 shares of Common Stock will be issuable to the holder of the Warrants and this dilutive effect may be material to current stockholders of the Company. Based on the closing price on the Record Date, and not taking the formula under the Note into account, a maximum of 885,392 Conversion Shares could be issuable under the Note, not taking into account the beneficial ownership limitation therein and the inability to exercise the Conversion Shares on or before December 11, 2026.

Vote Required

Proposal No. 4 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK, FOR PURPOSES OF NASDAQ LISTING RULES 5635, PURSUANT TO THAT CERTAIN SENIOR SECURED CONVERTIBLE NOTE AND COMMON STOCK PURCHASE WARRANT ISSUED TO J.J. ASTOR & CO.

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PROPOSAL NO. 5 – TO APPROVE THE ISSUANCE OF UP TO AN AGGREGATE OF 12,131,770 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

Overview

On July 30 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain of the stockholders (the “Investors”) of Sarborg Limited, a Cayman Islands Company (“Sarborg”), pursuant to which the Investors agreed to sell, to the Company, and the Company agreed to acquire from the Investors, an aggregate of 270 shares of Sarborg (the “Sarborg Shares”), representing approximately 4.76% of the outstanding common stock of Sarborg. As consideration for the Sarborg Shares, the Company agreed to issue to the Investors, in the aggregate pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 12,131,770 shares of the Company’s Common Stock (the “Pre-Funded Warrant Shares” and, together with the Shares and Pre-Funded Warrants, the “Securities”).

The Pre-Funded Warrants have an exercise price of $0.0001 per share, subject to adjustment as set forth therein and may not be exercised until the Company obtains requisite stockholder approval in accordance with Nasdaq Listing Rule 5635 for the issuance of the Pre-Funded Warrant Shares upon exercise of the Pre-Funded Warrants.

The summary of the terms of the above is qualified in its entirety by reference to the Pre-Funded Warrant, which is included herewith as Annex D and is incorporated herein by reference. You should read this summary together with the Pre-Funded Warrant included herewith.

Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Further, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the Minimum Price in an amount equal to or greater than 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

The Pre-Funded Warrants were not and are not exercisable at all prior to stockholder approval. Although we believe the Pre-Funded Warrants were sold at or above the Minimum Price on July 30, 2026, because the shares issuable upon exercise of the Pre-Funded Warrants total more than 19.99% of our outstanding shares of Common Stock on the date the Pre-Funded Warrants were issued, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

The ability to exercise any or all of the Pre-Funded Warrant Shares is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. In addition, under the terms of the Pre-Funded Warrants, a holder will not have the right to exercise any portion of the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 49.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. Accordingly, we are seeking stockholder approval of this proposal in respect of the issuance of all of the shares of Common Stock upon the full exercise of the Pre-Funded Warrants pursuant to Nasdaq Listing Rule 5635.

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The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Annual Meeting, we will seek stockholder approval until the date that stockholder approval is obtained.

A vote in favor of this Proposal No. 5 is a vote “FOR” approval of the issuance of the shares upon exercise of the Pre-Funded Warrants issued under the terms of the Pre-Funded Warrant. The exercise of the Pre-Funded Warrants, in their entirety, could result in the issuance of 20% or more of our Common Stock outstanding as of July 30, 2026, which is the date that we issued the Pre-Funded Warrants.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the shares issuable upon the exercise of the Pre-Funded Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Pre-Funded Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares of Common Stock underlying the Pre-Funded Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

If the Pre-Funded Warrants are exercised in full for cash, a total of 12,131,770 shares of Common Stock will be issuable to the holders of the Pre-Funded Warrants and this dilutive effect will be material to current stockholders of the Company.

Vote Required

Proposal No. 5 requires approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5 TO AUTHORIZE THE ISSUANCE OF UP TO AN AGGREGATE OF 12,131,770 SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE EXERCISE OF CERTAIN PRE-FUNDED WARRANTS TO PURCHASE THE COMPANY’S COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.

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PROPOSAL NO. 6 – APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES FOR PROPOSALS NOS. 1, 2, 3, 4, and 5.

General

If we fail to receive a sufficient number of votes to approve Proposals Nos. 1, 2, 3, 4, and/or 5, we may propose to adjourn or postpone the Annual Meeting. We currently do not intend to propose adjournment or postponement at the Annual Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3, 4, and 5.

Vote Required

Proposal No. 6 requires the approval by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO ADJOURN THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except for one Form 3, reporting one transaction, filed by Sarborg Ltd. on May 7, 2025, two Form 4s filed by Andrew Regan, reporting two transactions as filed on June 13, 2025 and December 22, 2025, one Form 4 filed by Chele Chiavacci Farley, reporting one transaction, on August 26, 2025, one Form 4 filed by Freda C. Lewis-Hall, reporting one transaction, on August 26, 2025, and one Form 4 filed by Simon Fry, reporting one transaction, on August 26, 2025. Late reports amounted to one for Sarborg Ltd, two for Andrew Regan, one for Chele Chiavacci Farley, one for Freda C. Lewis-Hall, and one for Simon Fry.

ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Any such written request should be directed to our Secretary, CDT Equity Inc., at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, can also be obtained by clicking the SEC Filings link from the Investors tab on our website at www.conduitpharma.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (e) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The manner in which the Board evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

46

Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, CDT Equity Inc., at 4581 Tamiami Trail North, Suite 200, Naples, FL 34103, and must be received by April 30, 2027, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2026 Annual Meeting (i.e., August 28, 2027), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Bylaws, such proposals must be received by the Secretary at the above address no earlier than April 30, 2027 and no later than May 30, 2027, provided that, if the date of next year’s annual meeting changes by more than 30 days before or more than 60 days after the one-year anniversary of the 2026 Annual Meeting (i.e., August 28, 2027), such proposals must be received by the Secretary at the above address by not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 29, 2027. Such notice may be mailed to the Secretary at the address above or emailed to info@cdtequity.com.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2026 Annual Meeting. However, if any other matters properly come before the 2026 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2026 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

/s/ Dr. Andrew Regan
Dr. Andrew Regan
Chief Executive Officer and Director
London, United Kingdom
August 10, 2026

47

ANNEX A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CDT EQUITY INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

CDT Equity Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	That Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 251,000,000 shares, consisting of (a) 250,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Effective [date and time] (the “Reverse Stock Split Effective Time”), a one-for-[__]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [__]1 shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time, with no corresponding reduction in the number of authorized shares of Common Stock (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, upon aggregating all of the shares of Common Stock held by a holder of Common Stock immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock, the Corporation shall pay in cash (without interest) to each such holder an amount equal to such fraction multiplied by the closing price of the Common Stock on The Nasdaq Capital Market on the last trading day immediately preceding the Reverse Stock Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split).

Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified as well the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled; provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock to which such holder may be entitled.”

2.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

1 Shall be a whole number equal to or greater than two (2) and equal to or lesser than one hundred (100) and shall include not more than four decimal digits, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this _____ day of _______, 20____.

CDT EQUITY INC.

By:
Name:
Title:

[Signature Page to Certificate of Amendment]

A-1

ANNEX B

Senior Secured Convertible Note

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

Original Issue Date: June 11, 2026	Funding Amount	$1,401,601
Final Maturity Date: November 26, 2026	Original Principal Amount:	$1,971,000

CDT EQUITY INC.

SENIOR SECURED CONVERTIBLE NOTE

THIS SENIOR SECURED CONVERTIBLE NOTE is a duly authorized and validly issued promissory note of CDT Equity Inc., a Delaware corporation (the “Company”), designated as its original issue discount senior secured convertible installment promissory note (the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to the order of J.J. Astor & Co., (the “Lender”) or any other subsequent holder of this Note (together with the Lender, the “Holder”), the Original Principal Amount of this Note as set forth above (the “Original Principal Amount”) in twenty-four (24) weekly installments of $82,125.00 each (the “Weekly Installment Payments”) commencing on June 18, 20262 and thereafter on each succeeding Thursday of the next succeeding twenty-three (23) weeks until the Final Maturity Date as set forth above, or such earlier date as this Note is required or permitted to be repaid as provided hereunder (as the case may be, the “Maturity Date”). This Note is subject to the following additional provisions:

Adjustment for Failure of Second Funding. Notwithstanding the stated Original Principal Amount of $1,971,000, in the event the second tranche of the Loan is not funded as contemplated by Section 2.05 of the Loan Agreement, the Original Principal Amount of this Note shall automatically be reduced to $377,296.45, representing one and thirty-five hundredths (1.35) times the $279,478.85 gross amount of the initial tranche of the Loan (after giving effect to the four percent (4%) Origination Fee), and all references herein to the Original Principal Amount and the Outstanding Principal Amount shall be construed accordingly. Upon the occurrence of an Event of Default (including the failure of the second Funding to occur), such amount shall be increased to One Hundred Twenty Percent (120%) thereof, equal to $452,755.74, and shall thereafter accrue interest at the default rate of nineteen percent (19%) per annum, compounded daily, and shall remain convertible at the Event of Default Conversion Price and payable from eighty percent (80%) of the net proceeds of each ATM Financing in accordance with the Payment Direction Agreement until paid in full.

Section 1. Definitions. This is the Initial Note, as defined in the Loan Agreement. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, and (b) the following terms shall have the following meanings:

“AGP,” “ATM Financing,” and “Payment Direction Agreement” shall have the meanings as those terms are defined in the Loan Agreement.

“Ascent-Sarborg Purchase Agreements” shall have the meaning as that term is defined in the Loan Agreement.

B-1

“Bankruptcy Event” means any of the following events: (a) the Company or any “Significant Subsidiary” (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof, (b) there is commenced against the Company or any Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in any legal proceeding that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” shall have the meaning as that term is defined in the Loan Agreement.

“Change of Control Transaction” means the occurrence after the date hereof of any of: (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion of Note), (b) the Company or its significant Subsidiaries merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company or its significant Subsidiaries and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction or less than 50% of the equity of its Subsidiaries, (c) the Company sells or transfers all or substantially all of its assets or the assets of its Subsidiaries to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above.

“Closing Date” shall have the meaning as that term is defined in the Loan Agreement.

“Common Stock” and “Common Stock Equivalents” shall have the meanings as those terms are defined in the Loan Agreement.

“Contingent Obligation” means, with respect to any Loan Party any obligation of such Loan Party guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Loan Party of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (c) any obligation of such Loan Party, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefore, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Loan Party is required to perform thereunder), as determined by such Loan Party in good faith.

B-2

“Conversion Price” shall have the meaning as that term is defined in the Loan Agreement.

“Conversion Price Formula” shall have the meaning as that term is defined in the Loan Agreement.

“Conversion Price Reductions” shall have the meaning as that term is defined in the Loan Agreement.

“Conversion Shares” shall have the meaning as that term is defined in the Loan Agreement.

“Default Amount” means, if an Event of Default shall occur, the sum of: (1) the amount obtained by multiplying (x) the Outstanding Principal Amount of this Note by (y) 120% (the “Default Principal Amount”), plus (2) default interest on such Default Principal Amount at the rate of 19% per annum, compounded daily, and all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note, if any.

“Equity Receipts” shall have the meaning as that term is defined in the Loan Agreement.

“Event of Default” shall have the meaning set forth in Section 5(a).

“Extraordinary Receipts” shall have the meaning as that term is defined in the Loan Agreement.

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses or other accounts payable incurred in the ordinary course of such Person’s business); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property, (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities other than obligations and liabilities that are cash collateralized on terms reasonably satisfactory to the Lender; (g) all net obligations and liabilities, calculated on a basis reasonably satisfactory to the Lender and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; and (j) all obligations referred to in clauses (a) through (i) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, provided, however that if recourse in respect of any Indebtedness of the foregoing is limited to specific assets, then such Indebtedness shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the asset encumbered thereby as determined by such Person in good faith; provided further, that Indebtedness shall not include (i) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (ii) endorsements of checks or drafts arising in the ordinary course of business, (iii) preferred Equity Interests to the extent permitted under the Loan Agreement and (iv) any earnout or similar purchase price obligation until such obligation is required to be reflected on the balance sheet of such Person in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, so long as, in the case of a joint venture, such Indebtedness is recourse to any Loan Party. For the avoidance of doubt, “Indebtedness” shall exclude operating leases.

B-3

“Loan Agreement” means the Loan Agreement, dated as of June 11, 2026, by and between the Company and the Lender, as the original Holder of the Note, as amended, modified, or supplemented from time to time in accordance with its terms.

“Maturity Date” shall mean the earlier to occur of (a) the occurrence of an Event of Default, or (b) November 26, 2026.

“Maximum Conversion Shares” shall have the meaning as that term is defined in the Loan Agreement.

“Minimum Installment Payment” has the meaning set forth in Section 2(a).

“Most Favored Nations Agreement” shall have the meaning as that term is defined in the Loan Agreement.

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Original Principal Amount” means $1,971,000 as set forth on the first page of this Note

“Outstanding Principal Amount” means at any point in time the Original Principal Amount less all Minimum Installment Payments made or any prepayment(s) of this Note, if any.

“Payment Amount” means, at any point in time with respect to the Note at any time, the sum of: (a) the Original Principal Amount of this Note or the Default Amount (as applicable), at such time, less (b) all Minimum Installment Payments and any prepayments previously made, if any, plus (c) all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note.

“Payment Notice” means the written notice to be provided by the Lender to the Company pursuant to which the Lender shall specify the manner in which the Lender intends to receive Weekly Installment Payments, either (a) in cash paid by the Company or pursuant to the Payment Direction Agreement or (b) by issuance of immediately salable Conversion Shares which have been registered for resale under the Securities Act pursuant to the Registration Rights Agreement or which are otherwise exempt from the registration requirements of the Securities Act.

“Principal Amount” means, with respect to the Note at any time, the then Outstanding Principal Amount of such Note; provided that from and after the occurrence of an Event of Default the Principal Amount shall be the Default Amount.

“Scheduled Payment Date” means, on Thursday of each week from and after the Original Issue Date, commencing with June 18, 2026 and continuing on each of the following Thursdays for the next succeeding twenty-three (23) consecutive weeks.

“Second Funding Date” shall have the meaning as that term is defined in the Loan Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Market” has the meaning as that term is defined in the Loan Agreement.

“Transfer Agent Instructions” has the meaning as that term is defined in the Loan Agreement.

“Utah Courts” shall have the meaning set forth in Section 6(d).

“Warrant” means the Warrant that is fully earned and issuable upon execution of the

Loan Agreement on the Agreement Date, regardless of whether the second tranche of the Loan is funded, as defined in the Loan Agreement.

B-4

“Warrant Shares” has the meaning as that term is defined in the Loan Agreement.

Section 2. Methods of Payment, Prepayment; Interest.

(a) On each Scheduled Payment Date, the Company or AGP pursuant to the Payment Direction Agreement shall make Weekly Installment payments of the Outstanding Principal Amount under this Note in an amount of not less than $82,125 (each a “Minimum Installment Payment”) until the entire Payment Amount (or, if an Event of Default shall have previously occurred, the entire Default Amount) shall have been paid in full. On the Maturity Date, the entire then Payment Amount (or, if an Event of Default shall have previously occurred, the entire Default Amount) shall become immediately due and payable.

(b) The Company may make Minimum Installment Payments of the Principal Amount under this Note either in cash or at the option of the Lender in the form of Conversion Shares that have been fully registered for resale under the Securities Act and are immediately salable by Lender; provided that, (i) the Lender shall give the Company a Payment Notice on the Original Issue Date and if amended thereafter on not less than three (3) Business Days advance written notice of such election to accept Conversion Shares (the “Conversion Notice”). The Company shall deliver the Conversion Shares to the Lender or to the brokerage account designated by the Lender within two (2) Business Days following its receipt of the Conversion Notice. For the avoidance of doubt, if the Company fails to timely deliver the specified amount of Conversion Shares in accordance with the Conversion Notice, it shall constitute an Event of Default under this Note. The Lender shall not be entitled to convert any portion of the Note to the extent that, after giving effect to such conversion, the Lender (together with its affiliates) would beneficially own in excess of 4.99% of the then-outstanding shares of the Company’s common stock (the “Beneficial Ownership Cap”) which the Lender may, in its sole discretion, increase to 9.99%.

(c) This Note shall be immediately payable in full upon a Change of Control Transaction.

(d) The Outstanding Principal Amount of this Note, plus accrued interest hereon shall be subject to mandatory prepayment to the extent of (i) any Extraordinary Receipts or (ii) any Equity Receipts received by the Company from consummation of the sale of Common Stock or Common Stock Equivalents, whether pursuant to a resale registration statement or upon a financing in which AGP or any other investment bank shall act as underwriter or placement agent (each a “Mandatory Prepayment”). Any such Mandatory Prepayment shall be applied to the Weekly Installments of the $82,125 Minimum Installment Payments in the order of last maturing Indebtedness.

(e) From and after the occurrence of an Event of Default, the Outstanding Principal Amount of this Note shall increase to the Default Amount and this Note shall bear interest accruing at nineteen percent (19%) per annum, compounded daily and calculated on the basis of a 360-day year, consisting of twelve 30-calendar-day periods, and shall accrue daily until payment in full of the Default Amount.

Section 3. Registration of Transfers and Exchanges.

(a) Different Denominations. This Note is exchangeable for an equal aggregate Principal Amount of Note of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Loan Agreement and may be transferred or exchanged only in compliance with the Loan Agreement and applicable federal and state securities laws and regulations.

B-5

(c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the official Note register of the Company as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Covenants. As long as any portion of this Note remains outstanding, unless the Lender shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries (if any) to, directly or indirectly:

(a) violate any of the affirmative or negative covenants set forth in the Loan Agreement, this Note or in the other Transaction Documents, including the covenants set forth in Article IV of the Loan Agreement;

(b) fail to deliver the applicable number of Conversion Shares to a brokerage account specified in the Conversion Notice within two (2) Business Days from the date of such Conversion Notice;

(c) fail to notify the Lender of any proposed financing contemplated by the Most Favored Nations covenant set forth in the Loan Agreement or fail to appropriately modify the Loan Agreement and the Transaction Documents, including this Note, if reasonably requested by the Holder;

(d) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of holders of Note;

(e) amend, restate or otherwise modify any of the existing terms of any outstanding Indebtedness, (other than Indebtedness to the Lender) whether or not set forth in the Company Disclosure Schedule;

(f) issue, repay, repurchase or offer to repay, repurchase or otherwise acquire shares of Common Stock or Common Stock Equivalents, except to the extent that they are expressly permitted under the Loan Agreement;

(g) incur, repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than Permitted Indebtedness or as otherwise expressly permitted under the Loan Agreement, provided that, such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;

(h) grant or suffer to exist any Liens on its property or assets, other than Permitted Liens;

(i) pay cash dividends or distributions on any equity securities of the Company;

(j) enter into any transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(k) enter into any agreement or commitment with respect to any of the foregoing.

Section 5. Events of Default.

(a) “Event of Default” means, wherever used herein, the occurrence of any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of any Principal Amount, or Default Amount (as applicable) as and when the same shall become due and payable (whether on a Scheduled Payment Date, the Maturity Date, by Mandatory Prepayment, acceleration or otherwise) which default, solely in the case of required payment of the Minimum Weekly Installment on any Scheduled Payment Date, is not fully cured within two (2) Business Days (the “Grace Period”); provided, that there shall only be two (2) Grace Periods permitted under this Note;

B-6

(ii) the Company shall fail to observe or perform any other covenant or agreement contained in the Loan Agreement or this Note, which failure is not cured, if capable of cure, within the earlier to occur of (A) three (3) Business Days after notice of such failure sent by the Holder or by any other holder of Note to the Company and (B) three (3) Business Days after the Company has become aware of such failure; and, for the avoidance of doubt, shall include the Company’s failure or refusal to promptly call a shareholders meeting within the time specified in the Loan Agreement;

(iii) a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under the Loan Agreement, this Note or any of the other Transaction Documents or under other Permitted Indebtedness;

(iv) a party to the Ascent-Sarborg Purchase Agreements, other than the Company, shall declare a default by the Company under either or both of the Ascent-Sarborg Purchase Agreements;

(v) any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made;

(vi) the Company shall breach or violate in any respect the provisions of the Payment Direction Agreement, the Security Agreement, the Registration Rights Agreement, the Warrant or the Transfer Agent Instructions;

(vii) the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event;

(viii) the Company shall default (following the expiration of all cure or waiting periods and the provision of all notices required under the applicable agreement(s)) on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, capital lease, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement (but excluding the Company’s headquarters lease under which the Company is in default as of the date of this Agreement as disclosed in the SEC Reports) that (a) involves an obligation greater than $50,000, whether such Indebtedness now exists or shall hereafter be created, and (b) results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(ix) a final non-appealable judgment by any competent court for the payment of money in an amount of at least $100,000 is rendered against the Company, and the same remains undischarged and unpaid for a period of 45 days during which execution of such judgment is not effectively stayed;

(x) the Company shall fail to file with the SEC its Form 10-Q Quarterly Report for the fiscal quarter ended March 31, 2026 within 15 days from the date of this Note, or shall be delinquent in the filing of any of its other SEC Reports, including its Form 8-K, interim reports or Form 10-Q quarterly report or Form 10-K annual financial reports required to be filed with the SEC under the Exchange Act (beyond any period of grace granted by the SEC with respect thereto); or

(xi) the Common Stock shall have ceased to be listed or quoted on Nasdaq, the New York Stock Exchange or the NYSE American.

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(b) Remedies Upon Event of Default. If any Event of Default occurs and is continuing, this Note shall become, at the Holder’s election, immediately due and payable in the Default Amount, and the Holder shall have the right to convert all or any portion of this Note into Conversion Shares at the applicable Conversion Price up to the Maximum Conversion Shares or such number of Conversion Shares based on the then Default Amount of this Note, and shall be entitled to exercise its rights and remedies in connection therewith under the other Transaction Documents, including enforcing its rights under the Subsidiary Guarantee and Security Agreement. Upon the conversion in full of the Default Amount in accordance with the terms of this Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration or exercise described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(c) Default Make Whole Shares. The Event of Default Conversion Price shall be equal to the greater of (a) seventy percent (70%) of the lowest VWAP of the Common Stock during the twenty (20) consecutive Trading Days immediately preceding the applicable conversion date and (b) the Floor Price (in each case, as defined in the Loan Agreement). In the event the Event of Default Conversion Price is determined by reference to the Floor Price (that is, seventy percent (70%) of such lowest VWAP is less than the Floor Price), the Company shall issue to the Holder additional Conversion Shares (the “Make Whole Shares”) in a number equal to (i) the number of Conversion Shares that would have been issuable upon conversion of the applicable portion of the Default Amount at seventy percent (70%) of such lowest VWAP, without giving effect to the Floor Price, minus (ii) the number of Conversion Shares actually issued upon such conversion at the Floor Price. Notwithstanding the foregoing, to the extent the issuance of any Make Whole Shares would cause the aggregate number of Conversion Shares issued under this Note to exceed the Maximum Conversion Shares (representing 19.99% of the Company’s outstanding shares of Common Stock) absent approval of the Company’s stockholders, the Company shall settle the value of such excess Make Whole Shares in cash, payable within three (3) Business Days following the applicable conversion date and valued at the closing price of the Common Stock on such conversion date.

Section 6. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Loan Agreement, or such other email address or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 6(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Loan Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b) Absolute Obligation, Security and Ranking. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company and is secured by and under the Subsidiary Guarantee and Security Agreement. This Note is a direct debt obligation of the Company, and ranks senior to all other evidence of Indebtedness of the Company or any of its Subsidiaries.

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(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and customary indemnity reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of Salt Lake, Utah (the “Utah Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, Action or Proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or such Utah Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an Action or Proceeding to enforce any provisions of this Note, then the prevailing party in such Action or Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

(e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

(f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

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(g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 7. Amendments; Waivers. Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Loan Agreement.

Balance of this page left blank – signature page follows

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IN WITNESS WHEREOF, the Company has caused this Senior Secured Note to be duly executed by a duly authorized officer as of the date and year first above indicated.

CDT EQUITY INC.

By:
Name:	Dr. Andrew Regan
Title:	Chief Executive Officer

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ANNEX C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

CDT EQUITY INC.

Warrant Shares: 912,500	Issue Date: June 11, 2026

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, J.J. Astor & Co., a Utah corporation (“Astor”) or its assigns (together with Astor, the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Stockholder Approval Date (the “Initial Exercise Date”), and on or prior to 5:00 p.m. (New York City time) five years following the Stockholder Approval Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CDT Equity Inc., a Delaware corporation (the “Company”), up to 912,500 shares of Common Stock (as subject to adjustment hereunder), the “Warrant Shares” of the Company. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b). This Warrant is fully earned and issuable upon execution and delivery of the Loan Agreement on the Agreement Date (June 11, 2026), and shall be deemed fully earned, vested and non-forfeitable as of the Agreement Date.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Loan Agreement (the “Loan Agreement”), dated June 11, 2026 between the Company and J.J. Astor & Co.

“Agreement Date” shall mean the date of execution and delivery of this Warrant by the Company to Astor.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of Salt Lake City, Utah are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Stockholder Approval” means the approval of the exercise of this Warrant in full, and the authorization of sufficient additional shares of Common Stock to allow the exercise of this Warrant in full, by the stockholders of the Company, in accordance with the rules of The Nasdaq Stock Market LLC and the laws of the State of Delaware.

“Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective under Delaware law.

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“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” shall have the meaning as that term is defined in the Loan Agreement.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 1 State Street, 30th Floor, New York, NY 10004, and any successor transfer agent of the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by delivery of a promissory note duly executed by the Holder which shall be payable in full in cash on a date which shall be the earlier to occur of three (3) Business Days following the Holder’s sale of the Warrant Shares or seven (7) Business Days following the date of issuance of the Warrant Shares (the “Purchase Note”), unless the cashless exercise procedure specified in Section 2(c) below is elected by the Holder at the time of issuance of the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable, but no later than three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.7200, being the closing price of the Common Stock on the trading day immediately preceding the Agreement Date, subject to adjustment hereunder (the “Exercise Price”). Unless the cashless exercise provisions of Section 2(c) below shall be applicable, the Exercise Price for the Warrant Shares being purchased shall be paid in full by the Holder’s issuance and delivery to the Company of the Purchase Note.

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c) Cashless Exercise. This Warrant may be exercised at any time, in whole or in part, at such time by means of a “Cashless Exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock are then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock are then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if the OTCQB Venture Market (“OTCQB”) or the OTCQX Best Market (“OTCQX”) is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (“Pink Market”) operated by the OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company by the Holder of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event shall exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

f) Stockholder Approval. The Company shall not issue any shares of Common Stock upon exercise of this Warrant unless and until the issuance of such shares of Common Stock has received Stockholder Approval.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or Common Stock Equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of the Reverse Split contemplated by the Loan Agreement) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company shall at any time or from time to time, while this Warrant is outstanding, issue any shares of Common Stock or Common Stock Equivalents without consideration or for a consideration per share that is less than the Exercise Price then in effect (the “Lower Priced Securities”) then in such event the Exercise Price of the Warrant shall be lowered to the same as the Lower Priced Securities.

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder, as described below, an amount of consideration equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of the consummation of such Fundamental Transaction the same type or form of consideration (and in the same proportion), valued at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(d) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.

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e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in the Loan Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date, and the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Loan Agreement and Registration Rights Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

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d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Loan Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Loan Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Loan Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Legends. Notwithstanding anything to the contrary contained in this Warrant or the Registration Rights Agreement, after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) and prior to the Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to the Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which the Holder has not yet settled.

p) Registration Rights Agreement. The Registration Rights Agreement shall apply for the registration of Warrant Shares issuable upon exercise of this Warrant; provided that, notwithstanding anything to the contrary in the Registration Rights Agreement, the Company shall cause a Resale Registration Statement covering all “Registrable Securities” (as defined in the Registration Rights Agreement) to be declared effective by the SEC by a date which shall be not later than June 30, 2026.

q) Compliance with Exchange Rules. The Holder shall not be entitled to exercise any portion of the Warrants if such exercise would require prior shareholder approval for the issuance of such shares pursuant to applicable Nasdaq rules and regulations.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of June 11, 2026.

CDT Equity Inc.

By:
Name:	Dr. Andrew Regan
Title:	Chief Executive Officer

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NOTICE OF EXERCISE

TO: CDT EQUITY INC.

(1) The undersigned hereby elects to purchase_______________Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:____________________________

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory: ____________________________

Title of Authorized Signatory: ____________________________

Date:

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: ____________________ __, ______

Holder’s Signature: ____________________________

Holder’s Address: ____________________________

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ANNEX D

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

PRE-FUNDED COMMON STOCK PURCHASE WARRANT

CDT Equity INC.

Warrant Shares: _____	Issue Date: [●], 2026

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Shareholder Approval Date (as defined below) (the “Initial Exercise Date”) until this Warrant is exercised in full (the “Termination Date”) but not thereafter, to subscribe for and purchase from CDT Equity Inc., a Delaware corporation (the “Company”), up to ____ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Purchase Agreement” means the securities purchase agreement, dated as of July 30, 2026, among the Company and the investor signatories thereto, as amended, modified, or supplemented from time to time in accordance with its terms.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of Nasdaq (or any successor entity) with respect to the issuance of shares of Common Stock underlying this Warrant.

“Shareholder Approval Date” means the date on which Shareholder Approval is received and deemed effective under Delaware law.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Continental Stock Transfer & Transfer Company, the current transfer agent of the Company, with a mailing address of 1 State St., New York, NY 10004, and any successor transfer agent of the Company.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

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c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days (including no Trading Days if the settlement date is the trade date), on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the (i) Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of Warrant Shares would be aggregated with the Holder’s for the purposes of determination of beneficial ownership pursuant to Section 13(d) and Rule 13d-3 of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 49.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 49.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Intentionally omitted.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

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g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

D-9

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Intentionally omitted.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

D-10

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

D-11

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 4851 Tamiami Trail North, Attention: James Bligh, Chief Financial Officer, email address: jb@cdtequity.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(Signature Page Follows)

D-12

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

cdt equity INC.

By:
Name:	James Bligh
Title:	Chief Financial Officer

D-13

NOTICE OF EXERCISE

To: cdt equity INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

D-14

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:_______________________________

Holder’s Address:________________________________

D-15

208094 CDT Equity Draft Proxy Card Rev1 - Front

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

CDT EQUITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 27, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE AT THE MEETING
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https:/www.cstproxy.com/cdtequity/am2026

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, AND 6.

Please mark your votes like this X

To change the address on your account, please check the box at right and indicate your new address. ☐

CONTROL NUMBER

Signature________________ Signature, if held jointly________________ Date________2026.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

208094 CDT Equity Draft Proxy Card Rev1 - Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of CDT Equity Inc. to be held on August 28, 2026

To Register for the Virtual Meeting and to Access the Proxy Statement and Proxy Card, Please Visit: https:/www.cstproxy.com/cdtequity/am2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CDT EQUITY INC.

The undersigned hereby appoints Andrew Regan and James Bligh and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of CDT Equity Inc. to be held on Friday, August 28, 2026 at 10:00 a.m., Eastern Time virtually, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned as of August 3, 2026 by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE WITH RESPECT TO ANY MATTER, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR SUCH MATTER. ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by CDT Equity Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address:______________________________________ ☐

(Continued and to be marked, dated and signed on the other side)